UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

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ZILA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ZILA, INC.

5227 North 7th Street
Phoenix, Arizona, 85014-2800

NOTICE OF ANNUAL SHAREHOLDERS MEETING

November 8, 2004

Phoenix, Arizona

To the Holders of Common Stock of Zila, Inc.

      We will hold the Annual Shareholders Meeting of Zila, Inc. (ZILA) at the Pointe South Mountain Resort, 7777 S. Pointe Parkway West, Phoenix, AZ 85044, on Thursday, December 16, 2004 at 9:00 a.m., Mountain Standard Time. The meeting’s purpose is to:

1.	Elect 7 Directors;

2.	Adopt the proposed Zila, Inc. 1997 Amended and Restated Stock Award Plan; and

3.	Consider any other matters that properly come before the meeting and any adjournments.

      Only Shareholders of record of common stock at the close of business, 5:00 p.m., Eastern Daylight Savings Time, on October 22, 2004 are entitled to receive notice of and to vote at the meeting or any adjournment.

      We have enclosed our Annual Report on Form 10-K for our fiscal year ended July 31, 2004, our 2004 Corporate Report to Shareholders, and the proxy statement with this notice of annual meeting.

      To assure your representation at the meeting, please vote. For your convenience, and to help reduce expenses, you may vote through the telephone or the internet, as explained on the enclosed proxy card. Alternatively, you can complete, sign and mail the enclosed proxy. We have enclosed a return envelope for that purpose, which requires no postage if mailed in the United States, if you choose to vote by mail. Your proxy is being solicited by the Board of Directors. We urge you vote as soon as possible.

DOUGLAS D. BURKETT, PH. D.
Chairman, Chief Executive Officer and President

PLEASE VOTE — YOUR VOTE IS IMPORTANT

ZILA, INC.

5227 North 7th Street
Phoenix, Arizona, 85014-2800

ANNUAL SHAREHOLDERS MEETING

PROXY STATEMENT

Annual Meeting:	December 16, 2004 9:00 a.m. MST	Pointe South Mountain Resort 7777 S. Pointe Parkway West Phoenix, AZ 85044

Record Date:	5:00 p.m. EDST, October 22, 2004. If you were a Shareholder at that time, you may vote at the meeting. Each share is entitled to one vote. You may not cumulate votes. At the record date there were 45,730,031 shares of our common stock outstanding.

Agenda:	1. Elect 7 Directors.
2. Adopt the proposed Zila, Inc. 1997 Amended and Restated Stock Award Plan.
3. Any other proper business.

Proxies:	Unless you tell us on the proxy card to vote differently, the proxies will vote signed returned proxies “for” the Board’s nominees. The voting proxy holders will use their discretion on other matters. If a nominee cannot or will not serve as a Director, the proxy holders will vote for a substitute nominee proposed by the Board.

The proxies will follow your voting instructions. If none, the proxies will vote signed proxies for the nominees.

Proxies Solicited By:	Georgeson Shareholder

First Mailing Date:	We will mail this proxy statement on or about November 8, 2004.

Revoking Your Proxy:	You may revoke your proxy before it is voted at the meeting. To revoke, follow the procedures listed below under “Voting Procedures/Revoking Your Proxy.”

Independent Auditors:	A representative of our independent registered public accounting firm, Deloitte & Touche LLP, is expected to be present at the meeting and will be available to respond to appropriate questions from our Shareholders.

VOTING PROCEDURES/REVOKING YOUR PROXY

You can vote your shares by telephone, the internet, mail or in person at the meeting. Your proxy card contains instructions for voting by telephone or the internet. Voting by telephone or the internet are the least expensive and fastest methods of voting.

You can vote by telephone, the internet, mail, or in person. We encourage you to vote by telephone or the internet to help save money.

To vote by mail, complete and sign your proxy card — or your broker’s voting instruction card if your shares are held by your broker — and return it in the enclosed business reply envelope. If you are a beneficial owner of common stock held by a broker or bank, you will need proof of ownership to be admitted to the meeting. Although you may attend the meeting, you will not be able to vote your common stock held in street name in person at the meeting and will have to vote through your bank or broker. To be elected, Directors must receive a plurality of the shares present and voting in person or by proxy, provided a quorum exists. A plurality means receiving the largest number of votes, regardless of whether that is a majority. A quorum is present if at least a majority of the outstanding shares on the Record Date (45,730,031 shares) is present in person or by proxy. All other matters submitted to you at the meeting will be decided by a majority of the votes cast on the matter, provided a quorum exists, except as otherwise provided by law or our Certificate of Incorporation or Bylaws.

Shares of those who fail to return a proxy or attend the meeting will not count towards determining any required plurality, majority or quorum. Shares of Shareholders and brokers returning proxies or attending the meeting who abstain from voting on a proposition will count towards determining a quorum for that matter, and their proxies will not affect determination of a plurality. Those abstentions, however, will not count towards achievement of a majority.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

The enclosed proxies will be voted in accordance with the instructions you place on the proxy card. Unless otherwise stated, all shares represented by your returned, signed proxy will be voted as noted on the first page of this proxy statement.

You can change your mind after sending in a proxy until the meeting, by following these procedures.

Proxies may be revoked if you:

•	Deliver a signed, written revocation letter, dated later than the proxy, to Ms. B. Pecha, Vice President and Corporate Secretary, at 5227 North 7th Street, Phoenix, Arizona 85014-2800;

•	Deliver a signed proxy, dated later than the first one, to Computershare Investor Services, Proxy Unit, 350 Indiana Street, Suite 800, Golden, CO 80401;

•	Vote your shares by telephone or the internet differently than you did originally, using the same procedures for those methods; or

•	Attend the meeting and vote in person or by proxy. Attending the meeting alone will not revoke your proxy.

Proxy Solicitation:	ZILA will bear the costs of soliciting proxies for the meeting. ZILA retained Georgeson Shareholder to assist with the solicitation of proxies for a fee not to exceed $7,500, plus reimbursement for out-of-pocket expenses. We will reimburse banks, brokers, custodians, nominees and fiduciaries for reasonable expenses that they incur in sending these proxy materials to you if you are a beneficial holder of our shares.

PLEASE VOTE — YOUR VOTE IS IMPORTANT

(1)	The material in this report is not deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (“SEC”), or subject to the SEC’s proxy rules, except as provided in the SEC Schedule 14A, or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by us under the Securities Act of 1933 or the Exchange Act, except to the extent that we specifically incorporate it by reference into any such filing.

PROPOSAL ONE: ELECTION OF DIRECTORS

BOARD NOMINEES	The Board is comprised of 7 Directors, each of whom is elected at the Annual Meeting. Directors are to be elected to hold office until the next annual meeting of Shareholders and until their successors are elected and qualified. If a Director resigns or otherwise is unable to complete his term of office, the Board may elect another Director for the remainder of the resigning Director’s term.

Shareholders will elect 7 Directors this year. The Board’s nominees are listed below. Your Board recommends that you to vote for Dr. Burkett, Messrs. Aaron, Johnson, Lesser, and Porter, Dr. Rose and Ms. Green.

Douglas D. Burkett, Ph.D.:	Dr. Burkett has served as our President and Chief Executive Officer since June 2002 and Chairman since September 2002. From May to June 2002 he was Vice President and General Manager — Pharmaceutical and Business Development. From September 2000 to May 2002 he was Vice President and General Manager — Zila Technical Operations. From August 1995 to September 2000 he held a variety of positions with us. These positions included serving as Vice President of our Innovative Swab Technologies subsidiary from February 2001 to June 2002; as Vice President and General Manager — BioTech from August 1997 to September 2000; as Director of Research, Development and Manufacturing from August 1996 to August 1997; and as Manager — Research and Development from August 1995 to August 1996. At various points during this tenure with us he has had responsibility for the development and manufacturing of Zila® Tolonium Chloride, the active ingredient in ZILA’s OraTest® oral cancer detection product. The U.S. Patent Office granted Dr. Burkett four patents (which were assigned to us) relating to Zila® Tolonium Chloride. Board member since June 2002. Age 41.

Morris C. Aaron:	Mr. Aaron is President and founder of MCA Financial Group, Ltd., a business advisory and corporate restructuring firm specializing in turnarounds, interim management and corporate finance consulting. Prior to founding MCA Financial Group in October 2000, Mr. Aaron was the Chief Financial Officer and Treasurer of The Network Connection, Inc. (“TNCI”), a provider of broadband communications systems from May 1999 to December 2000. He was also a Board member of TNCI from May 1999 until January 2000. Subsequent to Mr. Aaron’s departure, TNCI filed for bankruptcy protection under Chapter 7 in March 2001. Mr. Aaron was the Chief Financial Officer and Treasurer for Global Technologies, Inc. from September 1998 until December 1999. Global Technologies managed and commercialized emerging growth companies primarily in the technology and telecommunications sectors and acquired TNCI in May 1999. Board member since January 2003. Age 40.

Leslie H. Green:	Since 1998, Ms. Green has been Managing Partner of Roffe & Green, Inc., a consulting firm which provides interim management and business development consulting services, with particular emphasis on healthcare, consumer products and services. Since co-founding Roffe & Green, she has served as a consultant or in various full and part-time interim management positions for several businesses in multiple industries, including providing consulting services for The French Culinary Institute and Aurora Imaging Technology. From January 1999 to March 2001 Ms. Green served as interim Chief Executive Officer and President of Nydic, Inc., a medical diagnostic imaging company. Prior to her election to the Board of ZILA, she provided consulting services as interim General Manager and interim National Sales Manager of Zila Pharmaceuticals, Inc. from July 2003 to March 2004. Board member since March 2004. Age 57.

Christopher D. Johnson:	Since 1995, Mr. Johnson has been a corporate finance partner with Squire, Sanders & Dempsey, LLP, a law firm with over 750 attorneys and offices in fourteen major U.S. cities, eight European capitals, Rio de Janeiro, Tokyo, Beijing, Taipei and Hong Kong. Mr. Johnson served on the firm’s five-member Management Committee from 1997 to 2001. From 1994 to 1995 he was a partner with the firm of Meyer, Hendricks, Victor, Osborn & Maledon in Phoenix, Arizona, and before that he was a partner with the firm of Streich Lang, PA also in Phoenix, Arizona. Board member since 1999. Age 52.

Michael S. Lesser:	Since 1999, Mr. Lesser has been the President of Dental Concepts LLC, a consumer products company specializing in professional quality, self-care dental products and accessories. From 1990 to 1999 Mr. Lesser was a principal of Lesser & Roffe Company, a consulting company focusing on business development and consumer products. He served as President of Ogilvy & Mather Co., Inc. from 1989 to 1990 as Chairman and Chief Executive Officer of Lowe Marschalk Co., Inc. (a subsidiary of Interpublic) from 1980 to 1989 and as Executive Vice President and General Manager of Norcliff Thayer, Inc. (a subsidiary of Revlon) from 1973 to 1979. Board member since 1995. Age 62.

John Edward Porter:	John Edward Porter is a partner in Hogan & Hartson LLP’s Washington, D.C. office where his practice concentrates on health law and education matters, including administrative, regulatory, international and legislative strategy, and education and health policy. Prior to joining Hogan & Hartson, Mr. Porter served 21 years as the Congressman from Illinois’ 10th District. In Congress he served on the Appropriations Committee, and as Chairman of the Subcommittee on Labor, Health and Human Services and Education; as Vice-Chairman of the Subcommittee on Foreign Operations; and as Vice-Chairman of the Subcommittee on Military Construction. Mr. Porter was founder and co-chairman of the Congressional Human Rights Caucus. Mr. Porter is a member of a number of boards, including the RAND Corporation, the Brookings Institute, PBS, the American Heart Association, Research! America, the National Space Biomedical Research Institute, the Foundation for the National Institutes of Health, the Chicago Botanic Gardens, and the Population Resource Center in Princeton, N.J. He is also a member of the Council on Foreign Relations and a Trustee Emeritus of the John F. Kennedy Center for Performing Arts. Board member since January 2003. Age 69.

S. Timothy Rose, D.D.S.:	Since 1972 Dr. Rose has been a partner in Valley Periodontics, S.C. based in Appleton, Wisconsin. Dr. Rose is a past president of the American Dental Association (“ADA”), serving from 1998 to 1999. During his tenure with the ADA, Dr. Rose launched the ADA’s Oral Cancer Awareness campaign. Since 1999, he has served as the USA National Secretary for the World Dental Federation — FDI. Dr. Rose has had several articles published and has been actively involved in various dental professional organizations on the local, state, national and international levels. Board member since January 2003. Age 62.

The Board of Directors recommends a vote FOR the election of the Director Nominees.

BOARD INFORMATION

Board Meetings:	In 2004, the Board held 5 meetings. The Committees of the Board held 12 meetings, and a number of matters were considered by unanimous consent of the Board or Committees. None of our Directors attended fewer than 75% of the aggregate of all meetings of the Board of Directors or of any committee on which the Director served during fiscal year 2004. The Board of Directors currently does not have a policy regarding Director attendance at our Annual Meeting of Shareholders, although all Directors are encouraged to attend. All of the Directors attended last year’s Annual Meeting of Shareholders in person.

Communications with the Board:	Shareholders wishing to communicate with the Board of Directors or with a Board member should address communications to the Board or the particular Board member, c/o Corporate Secretary, Zila, Inc., 5227 N. 7th Street, Phoenix, AZ 85014-2800. The Corporate Secretary will forward all such communication to the individual Board member or the Board of Directors, as appropriate.

Board Committees:	The Audit Committee is comprised of Directors, each of whom is independent, as defined by the rules of the NASDAQ Stock Market. On October 7, 2004 the Committee adopted a revised written charter. Under such charter, the Committee appoints ZILA’s independent auditors. It also reviews audit reports and plans, accounting policies, financial statements, internal controls, audit fees and certain other expenses. The Board of Directors has determined that Mr. Aaron qualifies as the Audit Committee Financial Expert, as defined under the Rules and Regulations of the Securities and Exchange Commission, and is independent as noted above. The Audit Committee held 8 meetings in fiscal year 2004. Members: Messrs. Aaron (Chairman), Johnson and Lesser. Please see the Audit Committee Charter attached as Appendix A for more information about the Committee and its operations.

The Compensation Committee is comprised of 3 Directors, 2 of whom the Board considers to be independent under the rules of the NASD Marketplace Rules. The Committee exercises authority as delegated by the Board regarding the compensation of executive officers. On September 30, 2004, the Board of Directors adopted a revised written Compensation Committee Charter. The Board delegated to the Chief Executive Officer the authority to set compensation for non-executive officers and to award discretionary stock options. It held 3 meetings in fiscal year 2004. Members: Messrs. Lesser (Chairman), Ms. Green and Mr. Porter. Ms. Green is not considered to be independent under the NASD Marketplace Rules due to a consulting relationship that she had with ZILA prior to her appointment to the Board of Directors. It is the determination of the Board of Directors that her appointment is in the best interests of ZILA and its Shareholders due to her knowledge of ZILA and its operations. Please see the Compensation Committee Charter attached as Appendix B for more information about the Committee and its operations.

The Nomination and Corporate Governance Committee is comprised of Directors whom the Board considers to be independent under the rules of the NASDAQ Stock Market. The Committee identifies, interviews and recommends candidates for election or appointment to ZILA’s Board and is responsible for developing and, when appropriate, updating corporate governance principles applicable to ZILA. Although the Nomination and Corporate Governance Committee has not established minimum standards for Board nominees, it generally considers factors such as strength of character, mature judgment, career specialization, relevant technical skills, and diversity in making its recommendations. The Board adopted the Nomination and Corporate Governance Committee Charter on September 30, 2004. It held 1 meeting in fiscal year 2004. Members: Dr. Rose (Chairman) and Mr. Johnson. Please see the Nomination and Corporate Governance Committee Charter attached as Appendix C for more information about the Committee and its operations.

SHAREHOLDER NOMINATION OF DIRECTOR CANDIDATES	The Nomination and Corporate Governance Committee will consider for nomination as a Director of ZILA any Director candidate recommended or nominated by Shareholders in accordance with the process outlined below. It will evaluate such nominees recommended by Shareholders in the same manner as it does other nominees.

Shareholders wishing to recommend candidates for consideration by the committee may do so by providing the candidate’s name, contact details, biographical data, and qualifications in writing to the Nomination and Corporate Governance Committee, c/o Corporate Secretary, Zila, Inc., 5227 North 7th Street, Phoenix, Arizona, 85014-2800.

We have not received any Shareholder recommendations of Director candidates with regard to the election of Directors covered by this Proxy Statement or otherwise.
Any Shareholder entitled to vote for the election of Directors at a meeting may nominate persons for election as Directors only if written notice of such Shareholder’s intent to make such nomination is given, either by personal delivery at 5227 North 7th Street, Phoenix, Arizona, 85014-2800, or by United States mail, postage prepaid to Corporate Secretary, Zila, Inc., at the same address, in accordance with the provisions set forth under the heading “Submission of Shareholder Proposals” in this Proxy Statement. Pursuant to our Bylaws and applicable SEC rules, such written notice must be delivered to the Corporate Secretary no later than June 30, 2005 for nominations for our 2005 annual meeting. In accordance with our bylaws, each such notice must set forth: (a) all information relating to each person whom the Shareholder proposes to nominate (including such person(s) written consent to be named in the Proxy Statement as a nominee and to serving as a Director) that is required under the Securities Exchange Act of 1934, as amended; (b) the name and address, as they appear on our records, of the Shareholder nominating such person(s), and the name and address of the beneficial owner, if any, on whose behalf the nomination is made; (c) the class and number of shares of our capital stock that are owned beneficially and of record by such Shareholder of record and by the beneficial owner, if any, on whose behalf the nomination is made; and (d) any material interest or relationship that such Shareholder of record and/or the beneficial owner, if any, on whose behalf the nomination is made may respectively have with such nominee. The chairman of the Shareholders’ meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

CODE OF ETHICS FOR FINANCIAL PERSONNEL	The Board has adopted a Code of Ethics for Financial Personnel that applies to our principal executive officer, principal financial officer, and certain other financial personnel. This Code of Ethics is posted on our website, www.zila.com, under Investor Relations. We intend to disclose on our website any waivers granted under this Code.

CODE OF BUSINESS CONDUCT AND ETHICS POLICY	We have adopted a Code of Business Conduct and Ethics Policy that applies to our Directors and employees (including our principal executive officer, principal financial officer and principal accounting officer), and have posted the text of the policy on our website (www.zila.com) under Investor Relations. In addition, we intend to promptly disclose (i) the nature of any amendment to the policy that applies to our principal executive officer, principal financial officer or principal accounting officer, or persons performing similar functions and (ii) the nature of any waiver, including an implicit waiver, from a provision of the policy that is granted to one of these specified individuals, the name of such person who is granted the waiver and the date of the waiver on our website and, as applicable, in filings on Form 8-K in the future.
BOARD COMPENSATION

Retainer and Fees:	Non-employee Directors each receive a $10,000 annual retainer. The Audit Committee Chairman receives an additional $5,000 annual retainer and the Compensation Committee Chairman and the Nominating Committee Chairman each receive an additional $2,500 annual retainer. Each non-employee Director also receives $2,000 for each Board meeting attended in person and $1,000 for each telephonic meeting. Each non-employee Director receives $1,000 for each Committee meeting he attends in person and $500 for each telephonic meeting. We reimburse Directors for any expenses related to their Board service.

Option Grants:	Non-employee Directors each receive options to purchase 20,000 shares of Zila common stock under the Non-employee Directors Stock Option Plan when they become Directors. We grant 20,000 options to purchase shares to Non-employee Directors for each additional year that they serve, provided that they attended at least 75% of the meetings of the Board and Committees on which they served during such year. The exercise price of the options is the fair market value of our shares on the grant date.

EXECUTIVE OFFICERS

Name	Age	Position and Background

Douglas D. Burkett, Ph.D.	41	See Dr. Burkett’s biographical description in “Proposal One: Election of Directors” above.

Andrew A. Stevens	47	Vice President and Chief Financial Officer since January 2004. He also served as ZILA’s Treasurer and Secretary from January 2004 to June 2004. From April 2003 to August 2003, he was Chief Financial Officer of Amerco, a holding company whose principal operating subsidiaries are U-Haul International, Republic Western Insurance Company and Oxford Life Insurance Company.

Mr. Stevens was Vice President — Finance and Controller of the automotive parts retailer CSK Auto from March 1997 to February 2003, where he had responsibility for accounting and reporting, financial systems management, and cash and risk management. In addition to his involvement in CSK Auto’s 1998 initial public offering and subsequent capital market transactions, Mr. Stevens led due diligence efforts on four acquisitions and assisted on transactions relating to the refinancing of CSK’s complex capital structure.

		Prior to CSK Auto, Mr. Stevens held progressively responsible finance positions with several other large public companies, including Amtran Inc., America West Airlines and Circle K Corporation. He was previously a senior manager in the audit practice of KPMG Peat Marwick in Phoenix, AZ.

Diane E. Klein	56	Vice President and Treasurer since June 2004. Ms. Klein joined ZILA in August 2003 as Director of Finance. Ms. Klein was Vice President-Finance for Bay Area Foods, Inc., a privately held supermarket chain, from May 1998 to May 2003. Prior to Bay Area Foods, Ms. Klein held progressively responsible financial/ accounting positions at Southwest Supermarkets, LLC, MegaFoods Stores, Inc. and the Circle K Corporation. She was previously a senior manager in the audit practice of Arthur Andersen & Co. in Phoenix, AZ.

Name	Age	Position and Background

Betty J. Pecha	41	Vice President and Corporate Secretary since June 2004. Ms. Pecha joined ZILA in November 2002 as Director of Legal Affairs and Assistant Secretary. Prior to joining ZILA, from March 1992 until November 2002, she served as Assistant Secretary of The FINOVA Group Inc., a holding company whose principal operating subsidiary was FINOVA Capital Corporation. At FINOVA, Ms. Pecha assisted in compliance with policies and procedures relating to directors’ and officers’ beneficial ownership reporting requirements under the SEC regulations, corporate governance matters and merger and acquisition transactions.

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Committee:	The Compensation Committee, which consists of 3 members of the Board of Directors, two of whom are determined by the Board of Directors to be “independent” under the rules of the NASDAQ Stock Market, acts on behalf of ZILA’s Board of Directors to establish ZILA’s general compensation policies for ZILA’s executive officers. The Compensation Committee determines the compensation of ZILA’s Chief Executive Officer and all other executive officers, and discharges the responsibilities of the Board of Directors relating to ZILA’s compensation programs and compensation of ZILA’s executives. The Board of Directors will determine whether the Committee will make determinations as a Committee or will make recommendations to the Board of Directors.

Overall Objectives:	ZILA has developed a compensation program for executives and employees designed to meet the following goals: • align compensation with business objectives and performance;
• reward performance and further the long-term interests of its Shareholders;
• attract, motivate and retain executives and employees with competitive compensation for ZILA’s industry, its stage of growth and the labor markets in which it operates;
• build and encourage ownership of ZILA’s shares; and
• balance short-term and long-term strategic goals.

To meet these objectives, the Committee studied competitive compensation data and implemented the base salary and annual incentive programs discussed below.

2004 Executive Compensation Generally:	ZILA’s executive compensation program is composed of cash-based compensation, in the form of base salaries and bonuses, and equity-based compensation that currently takes the form of stock option grants and direct grants of restricted common stock. Compensation depends on many factors, including individual performance and responsibilities, the executive’s ability to meet current and future challenges and objectives, and ZILA’s expectation of the executive’s contribution to its future success. ZILA maintains the Employee Stock Option Plan, or Award Plan, and the Employee Stock Purchase Plan, or ESPP. During September 2004, the Committee reviewed and recommended to the Board of Directors the amendment and restatement of the Award Plan and the ESPP. The ESPP is being amended primarily to increase its flexibility and to simplify certain administrative procedures with respect to such plans. The Award Plan is being amended primarily to allow for the grant of additional types of equity compensation, including performance-based compensation under Section 162(m) of the Code.

Base Compensation:	Salaries for executive officers for fiscal 2004 were generally determined on an individual basis by evaluating each executive’s scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies.

Incentive Bonuses:	As part of ZILA’s compensation program, employees may be eligible to participate in its Employee Incentive Bonus Plan (the “Bonus Plan”). ZILA’s executive officers, as well as employees, were eligible for cash bonuses for their performance in fiscal 2004 to the extent that ZILA and/or its business units met certain EBITDA (earnings before interest, taxes, depreciation and amortization) and revenue growth targets at the corporate and/or business unit level compared with the 2004 fiscal year profit plan established at the beginning of the fiscal year. In addition, their performances were measured against the achievement of certain specified corporate, division and personal performance goals. The Committee takes into account the Chief Executive Officer’s subjective judgment of executives’ performance, other than his own, in determining whether those individual objectives have been satisfied. ZILA measures the performance of its executives at the end of its fiscal year and pays incentive compensation in the next fiscal year. The Bonus Plan also allowed for a President’s Award to be given to any employee(s) based on outstanding effort, job performance, and/or for a unique contribution.

Stock Options:	The exercise price of options granted under the Award Plan is never less than the fair market value of ZILA’s common stock on the grant date. The Committee’s criteria for the granting of options for fiscal year 2004 were based on eligibility and participation in the Bonus Plan and on the executive’s responsibilities and position.

The Committee seeks the recommendation of senior management with respect to options granted to all employees. The purpose of ZILA’s Award Plan and other equity incentive plans is to instill the economic incentives of ownership and to create long-term incentives for management to increase Shareholder value. ZILA frequently uses vesting periods in its stock grants to encourage executives to remain with it and to focus on longer-term results.

Tax Code Concerns:	Section 162(m) of the Internal Revenue Code disallows a corporate income tax deduction for executive compensation paid to its Chief Executive Officer or any of its four other highest compensated “covered employees” in excess of $1 million per year unless it is performance-based and is paid under a plan satisfying the requirements of Section 162(m). Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Committee believes that the compensation arrangements with ZILA’s executive officers will not exceed the limits on deductibility during the current fiscal year. The Committee currently intends to structure the performance-based portion of the compensation of executive officers in a manner that complies with Section 162(m).

Chief Executive Officer Compensation:	The Compensation Committee has reviewed, and plans to continue to review annually, the performance and compensation of ZILA’s Chief Executive Officer, Dr. Douglas D. Burkett, according to the criteria and procedures described above. ZILA has entered into an employment agreement with Dr. Burkett that provides for an annual base salary and bonus to be determined from time to time by the Board, at its discretion. Dr. Burkett is eligible to participate in the same executive compensation plans available to other executive officers. His compensation for fiscal year 2004 was consistent with ZILA’s compensation policy. Dr. Burkett’s base salary of $310,000 in fiscal year 2004 was pursuant to his employment agreement. In connection with the review of his performance in fiscal year 2004, on September 30, 2004 Dr. Burkett was granted a bonus of $25,000 and options to purchase 100,000 shares of common stock at an exercise price of $4.12 per share. The options are exercisable for a ten-year term and vest in five equal annual installments commencing on the first anniversary of the date of grant. Also on September 30, 2004 the Compensation Committee approved a 5% increase to his base salary for fiscal year 2005. On October 21, 2003 the Committee awarded to Dr. Burkett 10,000 shares of restricted common stock that vested on October 21, 2004. Dr. Burkett’s Employment Agreement is described under “Employment and Severance Agreements” in the Proxy Statement.

Michael S. Lesser, Chairman
Leslie H. Green
John Edward Porter
Members, Compensation Committee

AUDIT COMMITTEE REPORT

      The Board of Directors has appointed an Audit Committee, consisting of three Directors. All of the members of the Committee are “independent” of ZILA and management, as independence is defined in applicable rules of NASDAQ and the SEC.

      The purpose of the Audit Committee is to assist the oversight of our Board of Directors in the integrity of the financial statements of ZILA, ZILA’s compliance with legal and regulatory matters, the independent registered public accountant’s qualifications and independence, and the performance of ZILA’s independent registered public accountant. The primary responsibilities of the Committee include overseeing ZILA’s accounting and financial reporting process and audits of the financial statements of ZILA on behalf of the Board of Directors.

      Management has the primary responsibility for the financial statements and reporting process, including the systems of internal controls. The independent registered public accountant is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

      In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements with management and the independent auditor. The Committee discussed with the independent registered public accountant the matters required to be discussed by Statement of Accounting Standards No. 61, as amended by SAS 89 and SAS 90, “Communications with Audit Committees,” and Rule 2-07 of Regulation S-X including the auditors’ judgments about the quality, not just the acceptability, of ZILA’s accounting principles and such other matters as are required to be discussed with the Committee under the standards of the Public Company Accounting Oversight Board. In addition, the Committee received from the independent registered public accountant the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee also discussed with the independent registered public accountant the auditor’s independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent registered public accountant.

      The Committee discussed with the independent registered and public accountant the overall scope and plans for their audit. The Committee met with the independent registered and public accountant, with and without management present, to discuss the results of the examinations, its evaluations of our company, the internal controls, and the overall quality of the financial reporting. The Committee held 8 meetings during the fiscal year ended July 31, 2004.

      Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended July 31, 2004, for filing with the Securities and Exchange Commission.

      Our Board of Directors has amended and restated the charter of the Audit Committee to reflect, among other things, requirements of recently adopted federal legislation, including the Sarbanes-Oxley Act of 2002, new rules adopted by the SEC, and new rules of NASDAQ. A copy of the Audit Committee charter is included as Appendix A to this proxy statement.

      This report has been furnished by the Audit Committee of our Board of Directors.

Morris C. Aaron, Chairman
Christopher D. Johnson
Michael S. Lesser
Members, Audit Committee

AUDIT AND RELATED FEES

      The following table sets forth the total fees billed or expected to be billed by Deloitte & Touche LLP for audit and other services for fiscal years 2003 and 2004:

	2004	2003

Audit Fees	$389,500	$294,000
Audit-Related Fees	2,000	12,000
Tax Fees	5,400	54,500
All Other Fees	0	0

Total	396,900	360,500

      Audit Fees: This category includes the audit of our annual financial statements, review of financial statements included in our Form 10-Q Quarterly Reports, and services that are normally provided by the independent auditors in connection with regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and the preparation of an annual “management letter” on internal control and other matters.

      Audit-Related Fees: This category consists of assurance and related services by Deloitte & Touche LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include SEC registration statements.

      Tax Fees: This category consists of professional services rendered by Deloitte & Touche LLP for tax compliance and tax advice. The services for the fees disclosed under this category include technical tax advice.

      All Other Fees: There were no other professional services rendered by Deloitte & Touche LLP in fiscal years 2004 or 2003.

      The Audit Committee has considered whether the provision of the non-audit services is compatible with the maintenance of the auditors’ independence. Specifically, the Audit Committee has determined that the independence of Deloitte & Touche LLP might be best preserved by utilizing a different service provider for our tax compliance and advice needs. Therefore, it was determined by the Audit Committee that KPMG LLP would render such services for fiscal year 2004.

      The Audit Committee has established a procedure requiring the pre-approval of all audit and permitted non-audit related services provided by our independent auditor. The procedures include, in part, that the Audit

Committee will pre-approve on an annual basis the independent auditor’s engagement letter and annual service plan, and that the Audit Committee must pre-approve any permitted non-audit services. In accordance with the foregoing procedures, our Audit Committee approved all of the audit-related services, tax services and other services incurred by us in fiscal year 2004.

      The Audit Committee has not yet completed its process for selecting our auditors for the current year.

STOCK PRICE PERFORMANCE GRAPH

The following is a line graph comparing the cumulative total return to Shareholders of our common stock from July 31, 1999 through July 31, 2004, to: (i) the cumulative total return over such period to the Total Return Index for the NASDAQ Stock Market (U.S. Companies); (ii) the Total Return Index for the NASDAQ Pharmaceutical Stocks (the “NASDAQ Pharmaceutical Index”); and (iii) the Total Return Index for the RDG Microcap Pharmaceutical Index, in each case as provided by Research Data Group, Inc. We are providing information on the NASDAQ Pharmaceutical Index because it was included in our proxy statement for our annual meeting in 2003. However, we are for fiscal year 2004 and for future years substituting the RDG Microcap Pharmaceutical Index for the NASDAQ Pharmaceutical Index because we believe it is a better representation of our performance against companies in our industry than the NASDAQ Pharmaceutical Index, which includes many pharmaceutical companies that are not biotechnology companies. In establishing the starting point on the line graph, we used the closing price of our common stock on Friday, July 30, 1999, of $3.40 as required by SEC guidelines.

The graph assumes the investment of $100 and the reinvestment of dividends, although dividends have not been declared on our common stock, and is based on the returns of the component companies weighted according to their market capitalizations as of the period indicated. We caution that the stock price performance shown in the graph may not be indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

AMONG ZILA, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
THE NASDAQ PHARMACEUTICAL INDEX
AND THE RDG MICROCAP PHARMACEUTICAL INDEX

Cumulative Total Return

	7/99	7/00	7/01	7/02	7/03	7/04

Zila, Inc	100.00	113.76	74.28	23.49	89.81	117.73
NASDAQ Stock Market (U.S.)	100.00	169.53	66.91	54.67	60.42	70.44
NASDAQ Pharmaceutical	100.00	184.53	160.84	104.08	156.25	149.21
RDG Microcap Pharmaceutical	100.00	130.42	89.96	50.39	75.44	56.60

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes options, warrants and securities available for issuance under ZILA’s equity compensation plans as of July 31, 2004:

Number of
Securities
	Number of	Weighted-	Remaining Available
	Securities to be	Average Exercise	for Issuance
	Issued Upon	Price of	Under Equity
	Exercise of	Outstanding	Compensation Plans
	Outstanding	Options,	excluding Securities
	Options, Warrants	Warrants and	reflected in
	and Rights	Rights	Column(a)
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	1,659,888	$3.36	3,629,826 (2)
Equity compensation plans not approved by security holders(3)	168,000	$2.24

	1,827,888	$3.26

(1)	Includes the 1997 Stock Option Award Plan, the 1988 Stock Option Award Plan, the Non-Employee Directors Stock Option Plan, and the Zila, Inc. Employee Stock Purchase Plan.

(2)	Includes 1,754,500 shares issuable under the Zila, Inc. Employee Stock Purchase Plan.

(3)	Represents warrants issued to financial and medical advisors in March and December 2000, March 2003 and March 2004.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table summarizes the compensation we paid (i) the Chairman, President and Chief Executive Officer and (ii) certain other highly compensated executive officers as of the end of fiscal year 2004, based on salary and bonuses. Bonus totals also include amounts paid in fiscal year 2005, which related to fiscal year 2004 performance. Prior year information is not included for those who became executive officers during fiscal year 2004.

Summary Compensation Table

					Long-Term Compensation
		Annual Compensation			Awards

					Restricted	Securities
Name and Principal	Fiscal			Other Annual	Stock	Underlying	All Other
Position	Year	Salary ($)	Bonus ($)	Compensation(4)	Awards ($)(3)	Options(2)	Compensation ($)(1)

Douglas D. Burkett, Ph.D.(5)	2004	302,571	25,000		35,500	100,000
President, Chairman, Chief	2003	262,734	105,000			100,000
Executive Officer and Director	2002	180,506	54,455			215,000
Lawrence J. Batina(6)	2004	92,421					39,155
Former Vice President, Chief	2003	84,826				100,000
Financial Officer, Treasurer & Secretary
Andrew A. Stevens(7)	2004	101,335	20,000			100,000
Vice President and Chief Financial Officer
Diane E. Klein(8)	2004	95,279	10,607			60,000
Vice President and Treasurer

(1)	Represents ZILA’s 401(k) plan-matching contributions and any resignation, retirement or severance compensation.

(2)	The exercise price of all stock options granted were the fair market values of ZILA’s Common Stock on the date of grant.

(3)	Represents the fair market value of the 10,000 shares of restricted common stock awarded to Dr. Burkett on October 21, 2003.

(4)	If no amount is indicated, the amount of perquisites and other personal benefits, securities or property given to each named executive officer, valued on the basis of aggregate incremental cost to ZILA, was less than the lower of $50,000 or 10% of the total of annual salary and bonus for that executive officer during each of those years.

(5)	We entered into an amendment with Dr. Burkett regarding his Employment Agreement effective October 21, 2003, described in “Employment and Severance Agreements.”

(6)	Mr. Batina resigned as Vice President, Chief Financial Officer, Treasurer and Secretary on January 21, 2004. We entered into a severance agreement with Mr. Batina effective January 22, 2004, under which he received $39,155.

(7)	Mr. Stevens was appointed as Vice President, Chief Financial Officer, Treasurer and Secretary on January 22, 2004. Therefore, compensation information is provided only for fiscal year 2004. His annual salary is $190,000. We entered into an employment agreement with Mr. Stevens effective January 22, 2004, described in “Employment and Severance Agreements.” Mr. Stevens resigned as Treasurer and Secretary on June 3, 2004 with the appointment of Ms. Klein and Ms. Pecha, respectively, to those positions.

(8)	Ms. Klein was appointed as Vice President and Treasurer on June 3, 2004. Therefore, compensation information is provided only for fiscal year 2004. Her annual salary is $104,000.

STOCK OPTION GRANTS

The following table indicates stock options granted under ZILA’s 1997 Employee Stock Option Award Plan in fiscal year 2004 to executive officers.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable
					Value at Assumed
		% of Total			Annual Rates of
	Number of	Options			Stock Price
	Securities	Granted to			Appreciation for
	Underlying	Employees	Exercise Price		Option Term(2)
	Options	in Fiscal	(Per	Expiration
Name	Granted (#)	Year	Share)(1)	Date	5%	10%

Douglas D. Burkett, Ph.D.	100,000 (3)	14.0131	3.55	10/21/2013	$223,258	$565,779
Andrew A. Stevens	100,000 (4)	14.0131	4.65	1/22/2014	292,436	741,090
Diane E. Klein	60,000 (5)	8.4079	5.03	6/03/2014	189,800	480,991
Betty J. Pecha	64,459 (6)	9.0327	(7)	(8)	199,363	505,225

(1)	All options were granted at the closing price of the ZILA Common Stock on the NASDAQ on the grant date. The holder can pay the exercise price and tax withholding obligations with already owned shares or with shares vesting at that time, subject to certain conditions.

(2)	The potential realizable value is calculated based on the ten-year term of the option at the time of its grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually over the term of the option. These numbers are calculated based upon rules promulgated by the SEC and do not represent ZILA’s estimated or projection of the future value of the Common Stock. Potential gains are reported net of the option exercise price, but before taxes associated with the exercise. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions, as well as the option holder’s continued employment. The amounts reflected in the table may not necessarily be achieved.

(3)	The options to purchase 100,000 shares of ZILA’s Common Stock granted to Dr. Burkett on October 21, 2003 vest in five equal installments on the first, second, third, fourth and fifth anniversaries of the date of grant.

(4)	The options to purchase 100,000 shares of ZILA’s Common Stock granted to Mr. Stevens on January 22, 2004 vest in three equal installments on the first, second and third anniversaries of the date of grant.

(5)	The options to purchase 60,000 shares of ZILA’s Common Stock granted to Ms. Klein on June 3, 2004 vested one-third upon grant and the balance will vest in two equal installments on the second and third anniversaries of the date of grant.

(6)	The options to purchase 60,000 shares of ZILA’s Common Stock granted to Ms. Pecha on June 3, 2004 vested one-third upon grant and the balance will vest in two equal installments on the second and third anniversaries of the date of grant. The options to purchase 4,459 shares of ZILA’s Common Stock granted to Ms. Pecha on September 30, 2003 vest in three equal installments on the first, second and third anniversaries of the date of grant.

(7)	4,459 options to purchase shares of ZILA’s Common Stock with an exercise price of $3.41 and 60,000 options to purchase shares of ZILA’s Common Stock with an exercise price of $5.03.

(8)	4,459 options to purchase shares of ZILA’s Common Stock with an expiration date of 9/30/2013 and 60,000 options to purchase shares of ZILA’s Common Stock with an expiration date of 6/03/2014.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND

OPTION VALUE AS OF JULY 31, 2004

The following table indicates stock options exercised pursuant to ZILA’s 1997 Employee Stock Option Award Plan in the fiscal year 2004 by the executive officers.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
	Shares		Options at		Options at
	Acquired on	Value	Fiscal Year-End (#)		Fiscal Year End ($)
	Exercise	Realized
Name	(#)	($)(1)	Exercisable(2)	Unexercisable	Exercisable(3)	Unexercisable(3)

Douglas D. Burkett, Ph.D.			348,886	171,666	$772,382	$109,533
Andrew A. Stevens			0	100,000	0	0
Diane E. Klein			20,000	40,000	0	0
Betty J. Pecha			20,000	44,459	0	2,675

(1)	Represents the market value of the underlying securities on the date of exercise, minus the exercise price of the options.

(2)	Options are considered to be exercisable if they could be exercised on or before July 31, 2004.

(3)	Represents the difference between the closing price ($4.01) of ZILA’s Common Stock on July 30, 2004 and the exercise price of the options.

EMPLOYMENT AND SEVERANCE AGREEMENTS

EMPLOYMENT AGREEMENTS

Douglas D. Burkett, Ph.D.:	We entered into an employment agreement, dated effective as of July 24, 2002, with Douglas D. Burkett, Ph.D. pursuant to which Dr. Burkett is employed as our President and Chief Executive Officer. Pursuant to Board approval, effective October 21, 2003 we entered into an amendment to the employment agreement, whereby certain terms of Dr. Burkett’s employment agreement were modified, including the following: (i) extension of the term of the agreement from January 24, 2004 to October 20, 2008; (ii) an increase in his annual base salary to $310,000; (iii) payment of two times his annual base salary if his employment is terminated other than for cause; and (iv) payment of the balance of the annual base salary due to him for the remaining term of the agreement, but not less than two years of such salary, if a change of control and termination other than for cause occurs. Dr. Burkett is eligible to participate in any of our applicable bonus plans or programs or stock option plans or programs. As a result, he is eligible for a performance bonus of up to 100% of his annual base salary as determined by the Board or its Compensation Committee at the end of each fiscal year. In addition to his base salary, Dr. Burkett also receives an automobile allowance of $950 per month, reimbursement of certain tax and estate planning expenses up to $5,000 annually and other benefits, including those generally provided to our other employees.

Andrew A. Stevens:	We entered into a letter agreement effective as of January 22, 2004 with Andrew A. Stevens setting forth the terms of his employment as Vice President, Chief Financial Officer, Treasurer and Secretary. The agreement provides for an annual base salary of $190,000 and an automobile allowance of $800 per month. It also provides for an initial grant of options to purchase 100,000 shares of Common Stock, vesting in three equal increments on the first, second and third anniversary of the grant. Also included was an additional grant of options to purchase 50,000 shares of Common Stock on the first anniversary of the date of hire, with such options also vesting equally on the first, second, and third anniversary of the grant. The agreement does not obligate us to employ Mr. Stevens for any period of time, but provides for severance payments for three months of his regular compensation under certain circumstances. In connection with the execution of the letter agreement, Mr. Stevens received a $5,000 signing bonus.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

Messrs. Lesser (Chairman) and Porter and Ms. Green are members of the Compensation Committee. None of them is our employee. Also, there are no Compensation Committee interlocks (i.e., none of our executive officers serves as a board or compensation committee member of an entity whereby its executive officer is serving on our Board of Directors or Compensation Committee).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. John Edward Porter is a partner at Hogan & Hartson LLP, a Washington, D.C. law firm. Hogan & Hartson was paid an amount of $6,086 in fiscal year 2004 for legal services provided to a subsidiary of ZILA. Ms. Leslie H. Green is Managing Partner of Roffe & Green, Inc., a consulting firm. We paid such firm $189,577 in fiscal year 2004 for its consulting services and related expenses. We terminated the consulting services with Roffe & Green, Inc. in March 2004 when Ms. Green was appointed to the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Directors, executive officers and our ten percent or greater Shareholders to file reports of ownership of our equity securities and changes in such ownership with the SEC and NASDAQ and to furnish copies of such reports to us.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our Directors, executive officers and our ten percent or greater Shareholders were complied with during the fiscal year ended July 31, 2004.

ZILA SHARE OWNERSHIP

The following tables list the ownership of our common stock for the persons or the groups specified. Ownership includes direct and indirect (beneficial) ownership, as defined by the SEC’s rules. To our knowledge, each person, along with his or her spouse, has sole voting and investment power over the shares unless otherwise noted. The table below lists the beneficial owners of at least 5% of our shares. Information is as of the Record Date.

CERTAIN BENEFICIAL OWNERS

	Amount And
	Nature
	Of Beneficial	Percentage
Name And Address Of Beneficial Owner	Ownership(1)	Of Shares

Royce & Associates, LLC	3,326,100	7.36%
1414 Avenue of the Americas
New York, NY 10019

(1)	The information is based on reported ownership on the date of SEC filings and is derived from a Schedule 13G/A filed on February 9, 2004. The owner reports that it holds sole power to vote, or direct the vote of, and the sole power to dispose, or to direct the disposition of, all of the shares.

DIRECTORS AND EXECUTIVE OFFICERS

				Percentage
		Amount and		of
		Nature of		Outstanding
		Beneficial	Amount of	Common
Name(1)	Position(s)	Ownership	Options(2)	Stock

Douglas D. Burkett, Ph.D.	Chairman, President & Chief Executive Officer	52,241	448,886	*
Andrew A. Stevens	Vice President and Chief Financial Officer	0	0	*
Lawrence J. Batina	Former Vice President, Chief Financial Officer, Treasurer and Corporate Secretary	0	0	*
Diane E. Klein	Vice President and Treasurer	132	20,000	*
Betty J. Pecha	Vice President and Corporate Secretary	612	21,487	*
Morris C. Aaron	Director	7,000	45,000	*
Leslie H. Green	Director	0	20,000	*
Christopher D. Johnson	Director	0	52,500	*
Michael S. Lesser	Director	8,000	52,500	*
John Edward Porter	Director	1,600	45,000	*
S. Timothy Rose, D.D.S.	Director	21,000	25,000	*
Directors, Director nominees, Executive Officers, as a group (11 persons)		91,585	730,375	*

*	Less than one percent.

(1)	Table excludes shares owned by former executive officers for whom current ownership information was not available. Beneficial ownership is determined in accordance with the Rules of the SEC and total shares beneficially owned are determined by adding column 3 (Amount of Beneficial Ownership) and column 4 (Amount of Options). Except as indicated by footnote, and subject to community property laws, the holder has sole voting and investment power.

(2)	Includes options that are exercisable as of September 30, 2004 or within 60 days thereafter.

PROPOSAL TWO: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR

1997 STOCK AWARD PLAN

In February 6, 1997, our Board of Directors adopted, and our then Shareholders subsequently approved, our 1997 Employee Stock Option Award Plan (the “1997 Plan”). On October 20, 1989, our Board of Directors adopted and our then Shareholders subsequently approved our Non-Employee Directors Stock Option Plan (the “Directors Plan”). Also, on September 26, 2002, our Board of Directors adopted, and our then Shareholders subsequently approved, the amended Directors Plan.

We are seeking approval of the amendment and restatement of the 1997 Plan. The amendment and restatement will (i) increase the number of shares available for grant from three million seven hundred thousand to five million; (ii) allows us to grant stock-based awards other than stock options; (iii) consolidate our Non-Employee Directors Stock Option Plan, referred to as the Directors Plan, into the plan, including the share reserve of the Directors Plan; (iv) expand the persons eligible to receive awards to allow for the eligibility for grants of all employees, members of our Board or directors and consultants; (v) revise the plan to provide greater flexibility in the terms of the awards; (vi) change the name of the plan from the 1997 Stock Option Plan to the 1997 Stock Award Plan and (vii) allow the plan to qualify for the “performance-based” compensation exemption from the limits of Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as Section 162(m) and the Code, respectively. See “Federal Income Tax Information” below for a more detailed discussion of the application of Section 162(m) and the tax implications of the plan generally.

Shareholders are requested in this proposal to approve the amended and restated 1997 Stock Award Plan (as amended, the “Plan”). The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the proposal. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the Shareholders and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether this matter has been approved.

As of October 19, 2004, without taking into account the proposed increase in the number of shares available under the Plan, options (net of canceled or expired options) covering an aggregate of 2,430,885 shares of the our common stock had been granted under the 1997 Plan and a total of 1,024,145 shares of our common stock remained available for future grant under the 1997 Plan, subject to increase in certain circumstances.

The Board believes that we must continue to offer a competitive equity incentive program if we are to remain successful in attracting and retaining the most qualified candidates. We believe that the Plan is integral to our compensation strategies and programs. The Board expects that the Plan will be an important factor in attracting, motivating and retaining the high-caliber employees, Directors and consultants essential to our growth and success. The Plan will provide us with the flexibility in the types of awards that we can offer to our employees, Directors and consultants in order to help us keep pace with our competitors for such talent. In addition, we believe that the Plan benefits Shareholders by continuing to align the interests of our employees, Directors and consultants with those of our Shareholders through equity incentives.

Failure to approve the Plan will mean that (i) we will continue to grant stock options, to the extent of our current share reserve, under the terms of the current plan; (ii) the Directors Plan will continue in accordance with its terms and (iii) for purposes of Section 162(m), no awards granted under the Plan will qualify as “performance-based” compensation.

The essential features of the Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the plan. Shareholders are urged to read the actual text of the plan in its entirety, which is set forth as Appendix D to this proxy statement.

Background and Purpose

The terms of the plan provide for grants of stock options, stock appreciation rights, restricted stock, stock units, bonus stock, dividend equivalents, other stock-related awards and performance awards that may be settled in cash, stock, or other property.

We adopted the plan to provide a means by which employees, Directors, and consultants of our company and those of our subsidiaries and other designated affiliates, which we refer to together as our affiliates, may be given an opportunity to purchase our common stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to contribute to our success and the success of our affiliates. All of our approximately 146 employees, 6 non-employee Directors, and various consultants, including persons performing services for our affiliates, are eligible to participate in the plan.

Shares Available for Awards

Under the Plan, taking into account the proposed increase in the share reserve, the total number of shares of our common stock that may be subject to awards under the Plan is equal to 5,245,000 shares, plus (i) the number of shares with respect to which awards previously granted under the Plan terminate without the issuance of the shares or where the shares are forfeited or repurchased; and (ii) the number of shares that are surrendered or withheld in payment of any awards or any tax withholding requirements.

Limitations on Awards

The Plan imposes individual limitations on certain awards, in part to comply with Section 162(m). Under these limitations, no individual can be granted an award during any fiscal year under which more than 1,000,000 shares of stock could be received. In addition, the maximum amount that may be earned by any one participant as a Performance Award (payable in cash) or other cash award for a performance period is $5,000,000. All limitations on the amount of stock to be issued under the plan are subject to adjustment in certain circumstances.

Adjustments

In the event that a dividend or other distribution (whether in cash, shares of our common stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects our common stock so that an adjustment is determined to be appropriate by the Plan Administrator, then the Plan Administrator is authorized to adjust (1) the shares available under the Plan, including the annual automatic share reserve replenishment provision, (2) the limitations described in the preceding paragraph, and (3) all outstanding awards, including adjustments to the number of shares and the exercise prices of options and other affected terms of awards. The Plan Administrator is authorized to adjust performance conditions and other terms of awards in response to unusual or nonrecurring events, or in response to changes in applicable laws, regulations, or accounting principles.

Eligibility

The persons eligible to receive awards under the Plan consist of our officers, Directors, employees, and independent contractors and employees of our affiliates. However, incentive stock options may be granted under the Plan only to our employees, including officers, and those of our affiliates. An employee on leave of absence may be considered as still in our employ or in the employ of an affiliate for purposes of eligibility under the Plan.

Administration

Our Board of Directors administers the Plan unless our Board of Directors delegates administration of the Plan to a committee of our Board of Directors. At this time, our Board of Directors has delegated the authority to administer the Plan to the Compensation Committee of our Board of Directors. Together, our Board of Directors and any committee(s) delegated to administer the Plan, including the Compensation Committee, are referred to as the Plan Administrator. In the discretion of the Board, the Compensation Committee may consist solely of two or more “non-employee Directors” as defined by Rule 16b-3 of the Securities Exchange Act, “outside Directors” for purposes of Section 162(m). Subject to the terms of the Plan, the Plan Administrator is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Plan, and make all other determinations that may be necessary or advisable for the administration of the Plan.

Stock options and stock appreciation rights

The Plan Administrator is authorized to grant stock options, including both incentive stock options, which we refer to as ISOs, and non-qualified stock options. In addition, the Plan Administrator is authorized to grant stock appreciation rights, which entitle the participant to receive upon exercise the appreciation in the fair market value of our common stock between the grant date and the exercise date of the stock appreciation right. The Plan Administrator determines the exercise price per share subject to an option and the grant price of a stock appreciation right. However, the per share exercise price of an ISO and the per share grant price of a stock appreciation right must not be less than the fair market value of a share of our common stock on the grant date. The Plan Administrator generally will fix the maximum term of each option or stock appreciation right, the times at which each stock option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised stock options or stock appreciation rights at or following termination of employment or service, except that no ISO may have a term exceeding ten years. Stock options may be exercised by payment of the exercise price in any form of legal consideration specified by the Plan Administrator, which may include cash, shares, other awards or other property having a fair market value equal to the exercise price. The Plan Administrator determines methods of exercise and settlement and other terms of the stock appreciation rights.

Restricted Stock and Stock Units

The Plan Administrator is authorized to grant restricted stock and stock units. A restricted stock grant is a grant of shares of our common stock, which is subject to restrictions on transferability, risk of forfeiture and other restrictions and which may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Plan Administrator. A participant granted restricted stock generally has all of the rights of one of our Shareholders, unless otherwise determined by the Plan Administrator. An award of a stock unit confers upon a participant the right to receive shares of our common stock, or cash or a combination of both at the end of a specified period, and may be subject to possible forfeiture of the award in the event of certain terminations of employment or service prior to the end of a specified period. Prior to settlement, an award of a stock unit carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Plan Administrator is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards, or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or be deemed to have been reinvested in additional shares of our common stock, awards or otherwise as specified by the Plan Administrator.

Bonus Stock and Awards in Lieu of Cash Obligations

The Plan Administrator is authorized to grant shares of our common stock as a bonus free of restrictions for services performed for us or to grant shares of our common stock or other awards in lieu of our obligations to pay cash under the Plan or other plans or compensatory arrangements, subject to such terms as the Plan Administrator may specify.

Other Stock-Based Awards

The Plan Administrator is authorized to grant awards under the Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. Such awards might include, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our common stock, purchase rights for shares of our common stock, awards with value and payment contingent upon our performance or any other factors designated by the Plan Administrator, and awards valued by reference to the book value of shares of our common stock or the value of securities of or the performance of specified subsidiaries or business units. The Plan Administrator determines the terms and conditions of such awards.

Automatic Non-Employee Director Option Grants

The Plan provides for automatic grants of non-statutory stock options to the Company’s non-employee Directors. Under the Plan, each person who is elected or appointed to be a non-employee Director for the first time after December 16, 2004, will automatically be granted upon the date of his or her initial election or appointment, options to purchase 20,000 shares of our common stock. In 2005, on the third trading day after we publicly announce our year-end financial results for the immediately preceding fiscal year, each person who is then a non-employee Director automatically shall be granted an annual grant to purchase 23,333 shares of our common stock, provided that a non-employee Director will not receive a 2005 annual grant within one year of an initial grant. On the day following each of our annual meetings, commencing with the annual meeting in 2006, each person who is then a non-employee Director automatically shall be granted an annual grant to purchase 20,000 shares of our common stock, provided that a non-employee Director shall not receive such an annual grant within one year of an initial grant. Notwithstanding the foregoing, the 2005 annual grant and the subsequent annual grants shall not be granted to any non-employee Director who during the fiscal year immediately preceding the grant date (or the period that he or she served as a director, if less than the full fiscal year) attended fewer than 75% of the aggregate of (i) the total number of the regularly scheduled and special meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he served. Each non-employee Director option will vest as to 25% of the shares subject to such option on the last day of each fiscal quarter during the continuous service of the non-employee Director, provided, however, (i) that if the non-employee Director is not in continuous service for the full fiscal quarter, then the vesting of his or her option will be pro rated for the portion of the fiscal quarter that he or she was in continuous service and (ii) for the 2005 annual grant, 5,000 shares subject to the option will vest each quarter for four quarters and the remaining 3,333 shares subject to the option will vest as of the day prior to the 2006 annual meeting. Our Board of Directors may amend the section of the Plan dealing with automatic non-employee Director grants, without Shareholder approval, including the number of shares subject to non-employee Director options and the type of award granted to non-employee Directors. In addition, our Board of Directors may, in its discretion, grant awards to non-employee Directors in addition to the awards provided for in the section providing for the automatic grants.

Performance Awards

The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions, including subjective individual goals, as may be specified by the Plan Administrator. In addition, the Plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of our common stock, or other awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the Plan Administrator expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Plan Administrator, be subject to provisions that should qualify such awards as “performance-based” compensation not subject to the limitation on tax deductibility by us under Section 162(m). For purposes of Section 162(m), the term “covered employee” means our chief executive officer and our four highest compensated officers as of the end of a taxable year as disclosed in our filings with the SEC. If and to the extent required under Section 162(m), any power or authority relating to a performance award intended to qualify under Section 162(m) is to be exercised by the Compensation Committee, and not by our Board of Directors.

Subject to the requirements of the Plan, the Plan Administrator will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions, and the form of settlement One or more of the following business criteria based on our consolidated financial statements, and/or those of our affiliates, or for our business units and/or those of our affiliates (except with respect to the total Shareholder return and earnings per share criteria), will be used by the Plan Administrator in establishing performance goals for such Performance Awards (including for awards designed to comply with the performance-based compensation exception to Section 162(m)): (1) total Shareholder return, (2) total Shareholder return compared to total return (on a comparable basis) of a publicly available index, such as the Standard & Poor’s 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation, and amortization; (6) pretax operating earnings after interest expense but before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital or inventory; and (14) ratio of debt to Shareholders’ equity. In granting performance awards, the Plan Administrator may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the Plan. During the first 90 days of a performance period, the Plan Administrator will determine who will potentially receive performance awards for that performance period, either out of the pool or otherwise.

After the end of each performance period, the Plan Administrator (which will be the Compensation Committee for awards intended to qualify as performance-based for purposes of Section 162(m)) will determine (a) the amount of any pools and the maximum amount of potential performance awards payable to each participant in the pools and (b) the amount of any other potential performance awards payable to participants in the Plan. The Plan Administrator may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards

Awards may be settled in the form of cash, shares of our common stock, other awards, or other property in the discretion of the Plan Administrator. Awards under the Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Plan Administrator may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Plan Administrator may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The Plan Administrator is authorized to place cash, shares of our common stock, or other property in trusts or make other arrangements to provide for payment of our obligations under the Plan. The Plan Administrator may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Plan Administrator may, in its discretion, permit transfers of nonqualified stock options for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

The Plan Administrator may grant awards in exchange for other awards under the Plan or under other of our compensation plans, or other rights to payment from us, and may grant awards in addition to or in tandem with such other awards, rights or other awards. In addition, the Plan Administrator may cancel awards granted under the Plan in exchange for a payment of cash or other property. The terms of any exchange of or purchase of an award will be determined by the Plan Administrator in its sole discretion.

Acceleration of Vesting; Change in Control

The Plan Administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral or amend the terms of any award. In addition, the Plan Administrator may provide in an award agreement that the performance goals relating to any performance-based award will be deemed to have been met upon the occurrence of any “change in control.” If the participant is terminated by us or our successor without “cause” (as defined in the Plan) or terminates for “good reason” (as defined in the Plan) within twelve months after a change of control (as defined in the Plan), then the award will become fully vested and, if applicable, exercisable.

In the event of a “corporate transaction” (as defined in the Plan), the acquiror must assume, continue or substitute for each outstanding stock option. In addition, the Plan Administrator may, in its discretion, provide that in the event of a “corporate transaction,” all repurchase or forfeiture rights will lapse.

Amendment and Termination

Our Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or the Plan Administrator’s authority to grant awards without further Shareholder approval, except Shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our Board of Directors may, in its discretion, seek Shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our Board of Directors, the Plan will terminate on the earlier of (1) ten years after the later of (x) its adoption by our Board of Directors and (y) the approval of an increase in the number of shares reserved under the Plan by our Board of Directors (contingent upon such increase being approved by our Shareholders) and (2) such time as no shares of our common stock remain available for issuance under the Plan and we have no further rights or obligations with respect to outstanding awards under the Plan. Amendments to the Plan or any award require the consent of the affected participant if the amendment has a material adverse effect on the participant.

Federal Income Tax Consequences of Awards

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

Generally, there is no taxation upon the grant of a nonqualified stock option. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is our employee or an employee of an affiliate, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Incentive Stock Options

The Plan provides for the grant of stock options that qualify as “incentive stock options,” which we refer to as ISOs, as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

We may grant stock appreciation rights separate from any other award, which we refer to as stand-alone stock appreciation rights, or in tandem with options, which we refer to as tandem stock appreciation rights, under the Plan.

With respect to stand-alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the stand-alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above).

Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the dividend equivalent.

Section 162 Limitations

Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year. For purposes of Section 162(m), the term “covered employee” means our chief executive officer and our four highest compensated officers as of the end of a taxable year as disclosed in our filings with the SEC.

Certain kinds of compensation, including qualified “performance-based” compensation, are disregarded for purposes of the Section 162(m) deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to certain stock awards will qualify as performance-based compensation if the award is granted by a committee of the Board of Directors consisting solely of “outside Directors” and the stock award is granted (or exercisable) only upon the achievement (as certified in writing by the committee) of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, and the material terms of the Plan under which the award is granted is approved by Shareholders. A stock option or stock appreciation right may be considered “performance-based” compensation as described in previous sentence or by meeting the following requirements: the incentive compensation plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period, the material terms of the Plan are approved by the Shareholders, and the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.

The regulations under Section 162(m) require that the Directors who serve as members of the committee must be “outside Directors.” The Plan provides that Directors serving on the committee must be “outside Directors” within the meaning of Section 162(m). This limitation would exclude from the committee Directors who are (i) our current employees or those of one of our affiliates, (ii) our former employees or those of one of our affiliates who is receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) our current and former officers or those of one of our affiliates, (iv) Directors currently receiving direct or indirect remuneration from us or one of our affiliates in any capacity other than as a Director, and (v) any other person who is not otherwise considered an “outside Director” for purposes of Section 162(m). The definition of an “outside Director” under Section 162(m) is generally narrower than the definition of a “non-employee Director” under Rule 16b-3 of the Exchange Act.

The Board of Directors recommends a vote FOR the adoption of the Amended and Restated Zila, Inc.

1997 Stock Award Plan.

New Plan Benefits

Benefits obtained by our employees under the Plan are made on a discretionary basis by the Plan Administrator. Accordingly, it is not possible to determine the benefits that will be received by our executive officers and our other employees under the Plan in 2005. As of September 30, 2004, no shares had been issued under the Plan on the basis of the share increase subject to this proposal.

Stock Options

The table below shows, as to our Named Executive Officers (as defined under “Executive Officer Compensation” below) and the other individuals and groups indicated, the number of shares of common stock subject to option grants made under the 1997 Plan and under our Directors Plan, for our 2004 fiscal year, together with the weighted average exercise price payable per share. We have not granted any awards under the Plan other than the stock options listed below.

PLAN BENEFITS

1997 Stock Option Award Plan and Non-Employee Director Plan

	Number of Shares	Weighted Average
Name and Position	Underlying Options	Exercise Price

Douglas D. Burkett, Ph.D.	100,000	3.55
Andrew A. Stevens	100,000	4.65
Diane E. Klein	60,000	5.03
Betty J. Pecha	64,459	4.92
All Executive Officers as a Group	324,459	4.43
All Non-Employee Directors as a Group	120,000	3.57
All Non-Executive Officer Employees as a Group	224,158	3.43

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more Shareholders sharing the same address by delivering a single proxy statement addressed to those Shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for Shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our Shareholders will be “householding” our proxy materials. A single proxy statement and one annual report will be delivered to multiple Shareholders sharing an address unless contrary instructions have been received from the affected Shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to Corporate Secretary, Zila, Inc., 5227 North 7th Street, Phoenix, Arizona 85014-2800, or contact our Corporate Secretary at (800) 922-7887. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

SUBMISSION OF SHAREHOLDER PROPOSALS

From time to time, Shareholders seek to nominate Directors or present proposals for inclusion in the proxy statement and form of proxy for consideration at the annual meeting. To be included in the Proxy Statement or considered at an annual or any special meeting, you must timely submit nominations of Directors or proposals, in addition to meeting other legal requirements, such as applicable SEC rules. In accordance with our Bylaws and those rules, we must receive proposals for the 2005 annual meeting no later than June 30, 2005, for possible inclusion in the Proxy Statement or for possible consideration at the meeting. Direct any proposals, as well as related questions, to Ms. B. Pecha, Vice President and Corporate Secretary, Zila, Inc., 5227 North 7th Street, Phoenix, Arizona 85014-2800.

ANNUAL REPORT

Our Annual Report on Form 10-K with audited financial statements for the fiscal year ended July 31, 2004 accompanies this Notice and Proxy Statement and was mailed to all Shareholders of record on or about November 8, 2004. You may obtain our other SEC filings through the internet at www.sec.gov or our website, www.zila.com.

OTHER BUSINESS

The Board of Directors knows of no other matters for consideration at the meeting. If any other business should properly arise, the persons appointed in the enclosed proxy have discretionary authority to vote in accordance with their best judgment.

By order of the Board of Directors.

Douglas D. Burkett, Ph.D.
Chairman, President and
Chief Executive Officer

APPENDIX A

ZILA, INC. (THE “COMPANY”)

AUDIT COMMITTEE CHARTER

Purpose

      The purpose of the Audit Committee (the “Committee”) shall be as follows:

1. To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

2. To provide assistance to the Board of Directors with respect to its oversight of the following:

(a) The integrity of the Company’s financial statements.

(b) The Company’s compliance with legal and regulatory requirements.

(c) The independent auditor’s qualifications and independence.

(d) The performance of the Company’s internal audit function, if any, and independent auditor.

3. To prepare the report that SEC rules require be included in the Company’s annual proxy statement.

Composition

      The Committee shall consist of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the NASDAQ Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 and each of whom must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company during the previous three-year period.

      Under exceptional and limited circumstances, however, one director who is not independent as defined in the rules and regulations of the NASDAQ Stock Market may serve as a member of the Committee, subject to the following:

•	the director, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other Board committee, does not accept any consulting, advisory, or other compensatory fee from the Company and is not an affiliated person of the Company or any subsidiary of the Company;

•	the director is not a current officer or employee of the Company or a family member of such officer or employee;

•	the Board determines, under exceptional and limited circumstances, that membership by the individual on the Committee is required by the best interests of the Company and its shareholders;

•	the Company discloses in the next annual proxy statement subsequent to such determination (or the Form 10-K if an annual proxy statement is not filed), the nature of the relationship and the reasons for that determination;

•	no such person may serve as the Chairman of the Committee; and

•	no such person may serve on the Committee for more than two years.

      No member of the Committee shall receive directly or indirectly any consulting, advisory, or other compensatory fees from the Company other than (1) director’s fees for service as a director of the Company, including reasonable compensation for serving on Board committees and regular benefits that other directors receive; and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company. In addition, no member of the Committee may be an affiliate of the Company or any subsidiary of the Company whether by being an officer or owning more than 10 percent of the Company’s voting securities.

Qualifications

      All members of the Committee shall be able to read and understand fundamental financial statements (including a company’s balance sheet, income statement, and cash flow statement) and at least one member either must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the member’s financial sophistication (including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities) or be an “audit committee financial expert” under the requirements of the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside organization.

Appointment and Removal

      The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

      Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

      In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

      The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

      All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

      As part of its goal to foster open communication, the Committee shall periodically meet separately with management, the director of the internal auditing department, if any, and the independent auditor to discuss any matters that the Committee, the independent auditor, or the internal auditor, if any, believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditor and management periodically to review the Company’s financial statements in a manner consistent with that outlined in this Charter.

Duties and Responsibilities

      The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company’s by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

      In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard and as it otherwise deems appropriate, the Committee shall have the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal and other advisors as it deems necessary to carry out its duties. The Committee also shall have the authority to receive appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, from the Company for the payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; to compensate any outside legal or other advisors engaged by the Committee; and to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

      The Committee shall be given full access to the Company’s internal auditor, if any, Board of Directors, corporate executives, and independent auditor as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

      Notwithstanding the foregoing, the Committee is not responsible for certifying the Company’s financial statements or guaranteeing the independent auditor’s report. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditor. It also is the job of the Chief Executive Officer and senior management, rather than that of the Committee, to assess and manage the Company’s exposure to risk.

Documents/ Reports Review

1.	Discuss with management and the independent auditor, prior to public dissemination, the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

2.	Discuss with management and the independent auditor, prior to the Company’s filing of any quarterly or annual report, (a) whether any significant deficiencies in the design or operation of internal control over financial reporting exist that could adversely affect the Company’s ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company’s internal control over financial reporting; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

3.	Discuss with management and the independent auditor the Company’s major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Auditors

4.	Appoint, retain, compensate, evaluate, and terminate any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company and, in its sole authority, approve all audit engagement fees and terms as well as all non-audit engagements with the accounting firm.

5.	Oversee the work of any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including resolving any disagreements between management and the independent auditor regarding financial reporting.

6.	Pre-approve, or adopt procedures to pre-approve, all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by the independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Committee. Unless otherwise specified by the Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

7.	To the extent it deems it appropriate, delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Committee provided that any member of the Committee who has exercised such delegation must report any such pre-approval decisions to the Committee at its next scheduled meeting. The Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

8.	Require that the independent auditor, in conjunction with the Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Committee about each service to be provided and must provide detail as to the particular service to be provided.

9.	Inform each accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review, or attest services for the Company that such firm shall report directly to the Committee.

10.	Review, at least annually, the qualifications, performance, and independence of the independent auditor. In conducting its review and evaluation, the Committee should do the following:

(a)	At least annually, obtain and review a report by the Company’s independent auditor describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.

(b)	Ensure the rotation of the lead (or coordinating) audit partner at least every five years, and consider whether there should be regular rotation of the audit firm itself.

(c)	Confirm with the independent auditor that the lead (or coordinating) audit partner, the concurring (or reviewing) audit partner, and each other active audit engagement team partner satisfies the rotation requirements of Rule 2-01(c)(6) of Regulations S-X.

(d)	Take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function).

Financial Reporting Process

11.	In consultation with the independent auditor, management, and the internal auditor, if any, review the integrity of the Company’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (c) all alternative treatments of financial statements within generally accepted accounting principals that have been discussed with the Company’s management, the ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent auditor; (d) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (e) major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; (f) issues with respect to the design and effectiveness of the Company’s disclosure controls and procedures, management’s evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (g) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company; (h) any significant matters arising from any audit, including audit problems and difficulties, whether raised by management, the internal auditor, if any, and the independent auditor, relating to the Company’s financial statements; and (i) any other material written communications between the independent auditor and the Company’s management, including any “management” letter or schedule of unadjusted differences.

12.	Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

13.	Review with the independent auditor any audit problems or difficulties encountered and management’s response thereto. In this regard, the Committee will regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters. Without excluding other possibilities, the Committee may review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

14.	Obtain from the independent auditor assurance that the audit of the Company’s financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

15.	Discuss the scope of the annual audit and review the form of the opinion the independent auditor proposes to issue.

16.	Review and discuss with management and the independent auditor the responsibilities, budget, and staffing of the Company’s internal audit function, if any.

Legal Compliance/General

17.	Review periodically, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

18.	Discuss with management and the independent auditor the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee will discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

19.	Set clear hiring policies for employees or former employees of the independent auditor. At a minimum, these policies will provide that any public accounting firm may not provide audit services to the Company if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or any person serving in an equivalent position for the Company was employed by the audit firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

20.	Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

21.	Unless specifically delegated by the Board of Directors to the Compensation Committee of the Board of Directors, review and approve all related party transactions (as specified in Item 404 of Regulation S-K) and review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment agreements, change-in-control agreements, termination arrangements, and loans to executive officers made or guaranteed by the Company.

22.	Review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors.

Reports

23.	Prepare all reports required to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

24.	Report regularly to the full Board of Directors. In this regard, the Committee will review with the full board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, and the performance of the internal audit function, if any.

25.	The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

26.	Maintain minutes or other records of meetings and activities of the Committee.

Limitation of Audit Committee’s Role

      With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including the internal audit staff, if any, as well as the independent auditor have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

APPENDIX B

ZILA, INC. (THE “COMPANY”)

COMPENSATION COMMITTEE CHARTER

Purpose

      The purpose of the Compensation Committee (the “Committee”) shall be as follows:

1.	To determine, or recommend to the Board of Directors for determination, the compensation of the Chief Executive Officer (“CEO”) of the Company.

2.	To determine, or recommend to the Board of Directors for determination, the compensation of all other executive officers of the Company.

3.	To discharge the responsibilities of the Board of Directors relating to the Company’s compensation programs and compensation of the Company’s executives.

4.	To produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement in accordance with applicable rules and regulations of the NASDAQ Stock Market, Securities and Exchange Commission (the “SEC”), and other regulatory bodies.

      The Board of Directors shall determine whether the Committee shall make determinations as a Committee or shall make recommendations to the Board of Directors.

Composition

      The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the NASDAQ Stock Market.

      To the extent the Committee consists of at least three members, one director who is not independent under NASDAQ’s rules, may be appointed to the Committee, subject to the following:

•	the director is not a current officer or employee, or a family member of an officer or employee, of the Company;

•	the Board of Directors, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its stockholders;

•	the Company discloses in the proxy statement for the next annual meeting of stockholders subsequent to such determination (or in its Form 10-K if the Company does not file a proxy statement), the nature of the relationship and the reason for that determination; and

•	such person does not serve under this exception on the Committee for more than two years.

Appointment and Removal

      The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

      Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

      The Board of Directors may allocate the responsibilities of the Committee to other committees of its own designation provided that any such committee consists solely of independent directors and has a published committee charter. In fulfilling its responsibilities, the Committee also shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

      The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

      All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

      As part of its review and establishment of the performance criteria and compensation of designated key executives, the Committee should meet separately at least on an annual basis with the CEO and any other corporate officers as it deems appropriate. However, the Committee should also meet from time to time without such officers present, and in all cases, such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

Duties and Responsibilities

      The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

      In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the authority to approve the fees payable to such counsel or advisors and any other terms of retention.

Setting Compensation for Executive Officers and Directors

1.	Establish and review the overall compensation philosophy of the Company.

2.	Review and approve the Company’s corporate goals and objectives relevant to the compensation for the CEO and other executive officers, including annual performance objectives.

3.	Evaluate the performance of the CEO and other executive officers in light of those goals and objectives and, based on such evaluation, approve, or recommend to the full Board of Directors the approval of, the annual salary, bonus, stock options, and other benefits, direct and indirect, of the CEO and other executive officers.

4.	In approving or recommending the long-term incentive component of compensation for the CEO and other executive officers, the Committee should consider the Company’s performance and relative stockholder return, the value of similar incentive awards to CEOs and other executive officers at comparable companies, and the awards given to the CEO and other executive officers in past years. The Committee is not precluded from approving awards (with the ratification of the Board of Directors) as may be required to comply with applicable tax laws, such as Rule 162(m).

5.	In connection with executive compensation programs, the Committee should do the following:

(a)	Review and recommend to the full Board of Directors, or approve, new executive compensation programs;

(b)	Review on a periodic basis the operations of the Company’s executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

(c)	Establish and periodically review policies for the administration of executive compensation programs; and

(d)	Take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and corporate performance.

6.	Establish and periodically review policies in the area of executive officers perquisites.

7.	Consider policies and procedures pertaining to expense accounts of senior executives.

8.	Review and recommend to the full Board of Directors compensation of directors as well as directors’ and officers’ indemnification and insurance matters.

9.	To the extent not delegated to the Audit Committee by the Board of Directors, review and approve all related party transactions (as specified in Item 404 of Regulation S-K) and review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment agreements, change-in-control agreements, severance agreements, termination arrangements, and loans to executive officers made or guaranteed by the Company.

Monitoring Incentive- and Equity-Based Compensation Plans

10.	Review and make recommendations to the full Board of Directors with respect to, or approve, the Company’s incentive-compensation plans and equity-based plans, and review the activities of the individuals responsible for administering those plans.

11.	Review and make recommendations to the full Board of Directors, or approve, all equity compensation plans of the Company that are not otherwise subject to the approval of the Company’s stockholders.

12.	Review and make recommendations to the full Board of Directors, or approve, all awards of shares or share options pursuant to the Company’s equity-based plans.

13.	Monitor compliance by executives with the rules and guidelines of the Company’s equity-based plans.

14.	Review and monitor employee pension, profit sharing, and benefit plans.

15.	Have the sole authority to select, retain, and/or replace, as needed, any compensation or other outside consultant to be used to assist in the evaluation of director, CEO, or senior executive compensation. In the event such a consultant is retained, the Committee shall have the sole authority to approve such consultant’s fees and other retention terms.

Reports

16.	Prepare an annual report on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations of NASDAQ, the SEC, and other applicable regulatory bodies.

17.	Report regularly to the Board of Directors with respect to matters that are relevant to the Committee’s discharge of its responsibilities and with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

18.	Maintain minutes or other records of meetings and activities of the Committee.

APPENDIX C

ZILA, INC. (THE “COMPANY”)

NOMINATIONS AND CORPORATE GOVERNANCE

COMMITTEE CHARTER

Purpose

      The purpose of the Nominations and Corporate Governance Committee (the “Committee”) shall be as follows:

1.	To select, or recommend to the Board of Directors for selection, the individuals to stand for election as directors at the annual meeting of stockholders or, if applicable, a special meeting of stockholders.

2.	To oversee the selection and composition of committees of the Board of Directors and, as applicable, oversee management continuity planning processes.

      The Board of Directors shall determine whether the Committee shall make determinations as a committee or shall make recommendations to the Board of Directors.

Composition

      The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” in accordance with the rules of the NASDAQ Stock Market.

      To the extent the Committee consists of at least three members, one director who is not independent under NASDAQ’s rules may be appointed to the Committee, subject to the following:

•	the director is not a current officer or employee, or a family member of an officer or employee, of the Company;

•	the Board of Directors, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its stockholders;

•	the Company discloses in the proxy statement for the next annual meeting subsequent to such determination (or in its Form 10-K if the Company does not file a proxy statement) the nature of the relationship and the reasons for that determination; and

•	such person does not serve under this exception for more than two years.

      Notwithstanding the foregoing, under no circumstances shall the Committee consist of more than one non-independent director.

Appointment and Removal

      The members of the Committee shall be appointed by the Board of Directors. Each member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

      Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

      In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

      The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

      All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

Duties and Responsibilities

      The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

      In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the sole authority to approve the fees payable to such counsel or advisors and any other terms of retention.

Board Selection, Composition, and Evaluation

1.	Establish criteria for the selection of new directors to serve on the Board of Directors.

2.	Identify individuals believed to be qualified as candidates to serve on the Board of Directors and select, or recommend that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the stockholders at an annual or special meeting. In identifying candidates for membership on the Board of Directors, the Committee may take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, recommendations of the Chief Executive Officer and the extent to which the candidate would fill a present need on the Board of Directors.

3.	Review and make recommendations to the full Board of Directors, or determine, whether members of the Board should stand for re-election and consider matters relating to the retirement of Board members, including term limits or age caps.

4.	In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board, recommend to the Board of Directors the class of directors in which the director-nominee should serve.

5.	Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates. In that connection, the Committee shall have sole authority to retain and to terminate any search firm to be used to assist in identifying candidates to serve as directors of the Company, including sole authority to approve the fees payable to such search firm and any other terms of retention.

6.	Consider questions of independence and possible conflicts of interest of members of the Board of Directors and executive officers.

7.	Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board of Directors in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

8.	Oversee the evaluation, at least annually, and as circumstances otherwise dictate, of the Board of Directors and management.

Committee Selection and Composition

9.	Recommend members of the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee.

10.	Recommend members of the Board of Directors to serve as the Chair of the committees of the Board of Directors.

11.	Establish, monitor, and recommend the purpose, structure, and operations of the various committees of the Board of Directors, the qualifications and criteria for membership on each committee of the Board, and as circumstances dictate, make any recommendations regarding periodic rotation of directors among the committees and impose any term limitations of service on any Board committee.

12.	Periodically review the charter and composition of each committee of the Board of Directors and make recommendations to the Board for the creation of additional committees or the elimination of Board committees.

Continuity/Succession Planning Process

13.	Oversee and approve the management continuity planning process. Review and evaluate the succession plans relating to the Chief Executive Officer and other executive officer positions and make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

Reports

14.	Report regularly to the Board of Directors following meetings of the Committee, (a) with respect to such matters as are relevant to the Committee’s discharge of its responsibilities, and (b) with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

15.	Maintain minutes or other records of meetings and activities of the Committee.

                  Corporate Governance. To the extent deemed appropriate by the Board of Directors and the Committee, the Committee will do as follows:

16.	Consider the adequacy of the certificate of incorporation and by-laws of the Company and recommend to the Board of Directors, as conditions dictate, that it propose amendments to the certificate of incorporation and by-laws for consideration by the stockholders.

17.	Develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and keep abreast of developments with regard to corporate governance to enable the Committee to make recommendations to the Board of Directors in light of such developments as may be appropriate.

18.	Consider policies relating to meetings of the Board of Directors. This consideration may include meeting schedules and locations, meeting agendas, and procedures for delivery of materials in advance of meetings.

APPENDIX D

ZILA,INC.

1997 STOCK AWARD PLAN

Amended and restated as of September 30, 2004

ZILA, INC.

1997 STOCK AWARD PLAN

      1.     Purpose. The purpose of this 1997 Stock Award Plan (the “Plan”) is to assist Zila, Inc., a Delaware corporation (the “Company”) and its Related Entities in attracting, motivating, retaining and rewarding high-quality executives and other Employees, officers, Directors and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board.

      2.     Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Annual Meeting” means the annual meeting of the shareholders of the Company.

(b) “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules and regulations of any stock exchange upon which the Common Stock is listed and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

(c) “Award” means any award granted pursuant to the terms of this Plan including, an Option, Stock Appreciation Right, Restricted Stock, Stock Units, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(d) “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 11(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(e) “Beneficial Owner”, “Beneficially Owning” and “Beneficial Ownership” shall have the meanings ascribed to such terms in Rule 13d3 under the Exchange Act and any successor to such Rule.

(f) “Board” means the Company’s Board of Directors.

(g) “Cause” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment agreement with the Company (or a Related Entity), if any, (iii) any violation or breach by the Participant of his or her confidential information and invention assignment agreement with the Company (or a Related Entity), if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (iv) any material violation or breach by the Participant of the Company’s or a Related Entity’s policy for employee conduct, if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) use of alcohol, drugs or other similar substances affecting the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(h) “Change in Control” means and shall be deemed to have occurred on the earliest of the following dates:

(i) the date on which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) obtains “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act) or a pecuniary interest in more than 20% of the combined voting power of the Company’s then outstanding securities (“Voting Stock”);

(ii) the consummation of a merger, consolidation, reorganization or similar transaction other than a transaction: (1) (a) in which substantially all of the holders of Company’s Voting Stock hold or receive directly or indirectly eighty percent (80%) or more of the voting stock of the resulting entity or a parent company thereof, in substantially the same proportions as their ownership of the Company immediately prior to the transaction; or (2) in which the holders of Company’s capital stock immediately before such transaction will, immediately after such transaction, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation (or a parent company);

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than eighty percent (80%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date this Plan is adopted by the Board, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

      For purposes of determining whether a Change in Control has occurred, a transaction includes all transactions in a series of related transactions, and terms used in this definition but not defined are used as defined in the Plan. The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

      Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(j) “Committee” means a committee designated by the Board to administer the Plan with respect to at least a group of Employees, Directors or Consultants.

(k) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(l) “Continuous Service” means uninterrupted provision of services to the Company as an Employee, a Director, or a Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, as either an Employee, a Director, or a Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity as either an Employee, a

Director, or a Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(m) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale, lease, exclusive license or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of more than twenty percent (20%) of the outstanding securities of the Company; or

(iii) a merger, consolidation, reorganization or similar transaction, whether or not the Company is the surviving corporation.

(n) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 7(d) of the Plan.

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

(p) “Directors Plan” means the Zila, Inc. Non-Employee Directors Stock Option Plan.

(q) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(r) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

(s) “Effective Date” means the effective date of this amended and restated Plan, which shall be December 16, 2004.

(t) “Eligible Person” means all Employees (including officers), Directors and Consultants of the Company or of any Related Entity. The foregoing notwithstanding, only employees of the Company, the Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(u) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The Payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(w) “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

(x) “Fair Market Value” means the fair market value of Stock, Awards or other property as determined by the Plan Administrator, or under procedures established by the Plan Administrator. Unless otherwise determined by the Plan Administrator, the Fair Market Value of Stock as of any given date, after which the Stock is publicly traded on a stock exchange or market, shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(y) “Good Reason” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “good reason” or “for good reason”) set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any respect with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company (or a Related Entity), or any other action by the Company (or a Related Entity) which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (ii) any failure by the Company (or a Related Entity) to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (iii) the Company’s (or Related Entity’s) requiring the Participant to be based at any office or location more than fifty miles from the location of employment as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; (iv) any purported termination by the Company (or a Related Entity) of the Participant’s Continuous Service otherwise than for Cause as defined in Section 2(g), or by reason of the Participant’s Disability as defined in Section 2(q), prior to the Expiration Date; or (v) any reduction in the Participant’s base salary.

(z) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(aa) “Non-Employee Director” means a Director of the Company who is not an Employee.

(bb) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

(cc) “Other Stock-Based Awards” means Awards granted to a Participant pursuant to Section 6(h) hereof.

(dd) “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50 percent or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(ee) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ff) “Performance Award” means a right, granted to an Eligible Person under Section 7 hereof, to receive Awards based upon performance criteria specified by the Plan Administrator.

(gg) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(hh) “Plan Administrator” means the Board or any Committee delegated by the Board to administer the Plan.

(ii) “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary, directly or indirectly, holds a substantial ownership interest.

(jj) “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

(kk) “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(ll) “Stock” means the Company’s Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 11(c) hereof.

(mm) “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 6(c) hereof.

(nn) “Stock Unit” means a right, granted to a Participant pursuant to Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified period of time.

(oo) “Subsidiary” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      3.     Administration.

      (a)     Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

      (b)     Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Stock pursuant to an Award; and the number of shares of Stock with respect to which an Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or an Award as provided in Section 11(e).

(iv) To terminate or suspend the Plan as provided in Section 11(e).

(v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

      (c)     Delegation to Committee.

(i) General. The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii) Section 162(m) and Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more “Outside Directors”, in accordance with Section 162(m) of the Code, and/or solely of two or more “Non-Employee Directors”, in accordance with Rule 16b-3. In addition, the Board or the Committee may delegate to a committee of two or more members of the Board the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (c) not then subject to Section 16 of the Exchange Act.

      (d)     Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

      (e)     Arbitration. Any dispute or claim concerning any Award granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in Phoenix, Arizona. The Company shall pay all arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting an Award, the Participant and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

      (f)     Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

      4.     Stock Subject to Plan.

      (a)     Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 11(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 5,000,000 plus (ii) any share of Stock available under the Directors Plan as of the Effective Date of this Plan. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      (b)     Availability of Shares Not Delivered under Awards.

(i) If any Shares subject to an Award, or to an award under the Directors Plan that is outstanding on the Effective Date of the Plan, are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award, or award under the Directors Plan that is outstanding on the Effective Date of the Plan is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(b)(iv) below.

(ii) If any shares of Common Stock issued pursuant to an Award, or to an award under the Directors Plan that is outstanding on the Effective Date of the Plan, are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan.

(iii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan. In the event that any option or award granted under the Directors Plan that is outstanding on the Effective Date of the Plan, is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such options or awards are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall again be available for Awards under the Plan.

(iv) Notwithstanding anything in this Section 4(b) to the contrary and solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(b) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

      (c)     Application of Limitations. The limitation contained in this Section 4 shall apply not only to Awards that are settled by the delivery of shares of Stock but also to Awards relating to shares of Stock but settled only in cash (such as cash-only Stock Appreciation Rights). The Plan Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

      5.     Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted an Award under which more than 1,000,000 shares of Stock could be received by the Participant, subject to adjustment as provided in Section 11(c). In addition, the maximum amount that may be earned as a Performance Award (payable in cash) or other Award (payable or settled in cash) for a performance period by any one Participant shall be $5,000,000.

      6.     Terms of Awards.

      (a)     General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Plan Administrator may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Plan Administrator shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

      (b)     Options. The Plan Administrator is authorized to grant Options to Participants on the following terms and conditions:

(i) Stock Option Agreement. Each grant of an Option shall be evidenced by a Stock Option Agreement. Such Stock Option Agreement shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Plan Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(ii) Number of Shares. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11(c) hereof. The Stock Option Agreement shall also specify whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.

(iii) Exercise Price.

(A) In General. Each Stock Option Agreement shall state the price at which shares of Stock subject to the Option may be purchased (the “Exercise Price”), which shall be, with respect to Incentive Stock Options, not less than 100% of the Fair Market Value of the Stock on the date of grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Plan Administrator.

(B) Ten Percent Shareholder. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Related Entity, any Incentive Stock Option granted to such Participant must have an Exercise Price per share of at least 110% of the Fair Market Value of a share of Stock on the date of grant.

(iv) Time and Method of Exercise. The Plan Administrator shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements). The Plan Administrator may also determine the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions. The Board or the Committee may determine the methods by which such exercise price may be paid or deemed to be paid (including, in the discretion of the Plan Administrator, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

(v) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Rights in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has consented in writing to the change that will result in such disqualification. If and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) If the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company, its Parent or any Subsidiary are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then such Participant’s Incentive Stock Option(s) or portions thereof that exceed such $100,000 limit shall be treated as Nonstatutory Stock Options (in the reverse order in which they were granted, so that the last Incentive Stock Option will be the first treated as a Nonstatutory Stock Option). This paragraph shall only apply to the extent such limitation is applicable under the Code at the time of the grant.

(vi) Repurchase Rights. The Committee and the Board shall have the discretion to grant Options that are exercisable for unvested shares of Common Stock. Should the Participant’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase any or all of those unvested shares, at either (a) the exercise price paid per share, (b) the fair market value or (c) the lower of the exercise price paid per share and the fair market value. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

      (c)     Stock Appreciation Rights. The Plan Administrator is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Plan Administrator.

(ii) Other Terms. The Plan Administrator shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Stock Appreciation Rights may be either freestanding or in tandem with other Awards.

      (d)     Restricted Stock. The Plan Administrator is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Administrator may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Administrator). During the restricted period applicable to the Restricted Stock, subject to Section 11(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Plan Administrator at the time of the Award, upon termination of a Participant’s Continuous Service during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Plan Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner, as the Plan Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Plan Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, that the certificates be kept with an escrow agent and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Plan Administrator may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Plan Administrator, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

      (e)     Stock Units. The Plan Administrator is authorized to grant Stock Units to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified time period, subject to the following terms and conditions:

(i) Award and Restrictions. Satisfaction of an Award of Stock Units shall occur upon expiration of the time period specified for such Stock Units by the Plan Administrator (or, if permitted by the Plan Administrator, as elected by the Participant). In addition, Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Plan Administrator may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Plan Administrator may determine. Stock Units may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Stock Units, or a combination thereof, as determined by the Plan Administrator at the date of grant or thereafter. Prior to satisfaction of an Award of Stock Units, an Award of Stock Units carries no voting or dividend or other rights associated with share ownership.

(ii) Forfeiture. Except as otherwise determined by the Plan Administrator, upon termination of a Participant’s Continuous Service during the applicable time period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Stock Units), the Participant’s Stock Units (other than those Stock Units subject to deferral at the election of the Participant) shall be forfeited; provided that the Plan Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Stock Units.

(iii) Dividend Equivalents. Unless otherwise determined by the Plan Administrator at date of grant, any Dividend Equivalents that are granted with respect to any Award of Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Stock Units and the amount or value thereof automatically deemed reinvested in additional Stock Units, other Awards or other investment vehicles, as the Plan Administrator shall determine or permit the Participant to elect.

      (f)     Bonus Stock and Awards in Lieu of Obligations. The Plan Administrator is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Plan Administrator.

      (g)     Dividend Equivalents. The Plan Administrator is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Plan Administrator may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Plan Administrator may specify.

      (h)     Other Stock-Based Awards. The Plan Administrator is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Plan Administrator to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Plan Administrator, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Plan Administrator shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Plan Administrator shall determine. The Plan Administrator shall have the discretion to grant such other Awards which are exercisable for unvested shares of Common Stock. Should the Participant’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at a price determined by the Administrator at the time of grant, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

      7.     Performance Awards.

      (a)     Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Plan Administrator. The Plan Administrator may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 7(b) hereof in the case of a Performance Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award intended to qualify under Code Section 162(m), shall be exercised by the Committee as the Plan Administrator and not the Board.

      (b)     Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7(b).

(i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Related Entities or business units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital or inventory; and (14) ratio of debt to shareholders’ equity.

(iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than ninety (90) days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 7(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a performance period or settlement of Performance Awards.

      (c)     Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 7(b), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards if and to the extent required to comply with Code Section 162(m).

      (d)     Status of Performance Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards under this Section 7 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 7(b), (c) and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

      8.     Automatic Director Option Grants

      (a)     Grants.

(i) Initial Grants. Without any further action of the Board, each person who is elected or appointed for the first time after December 16, 2004 to be a Non-Employee Director automatically shall, upon the date of his or her initial election or appointment to be a Non-Employee Director, be granted an initial grant to purchase Twenty Thousand (20,000) shares of Common Stock on the terms and conditions set forth in this Section 8 (the “Initial Grant”).

(ii) Annual Grants.

(A) In 2005, without any further action of the Board, on the third trading day after the Company publicly announces its year-end financial results for the immediately preceding fiscal year, each person who is then a Non-Employee Director automatically shall be granted an annual grant to purchase Twenty-Three Thousand Three Hundred Thirty-Three (23,333) shares of Common Stock on the terms and conditions set forth in this Section 8 (the “2005 Annual Grant”); provided, however, that a Non-Employee Director shall not receive a 2005 Annual Grant within one year of an Initial Grant.

(B) Without any further action of the Board, on the day following each Annual Meeting, commencing with the Annual Meeting in 2006, each person who is then a Non-Employee Director automatically shall be granted an annual grant to purchase Twenty Thousand (20,000) shares of Common Stock on the terms and conditions set forth in this Section 8 (the “Annual Grant”); provided, however, that a Non-Employee Director shall not receive an Annual Grant within one year of an Initial Grant.

(C) Notwithstanding the foregoing, the 2005 Annual Grant and the Annual Grant shall not be granted to any Non-Employee Director who during the fiscal year immediately preceding such grant date (or the period that he served as a Director, if less than the full fiscal year) attended fewer than Seventy-Five Percent (75%) of the aggregate of (i) the total number of the regularly scheduled and special meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he served.

      (b)     Option Provisions.

(i) General. Each Option granted to a Non-Employee Director pursuant to this Section (a “Director Option”) shall be in such form and shall contain such terms and conditions as required by the Plan. Each Director Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Director Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(ii) Term. No Option shall be exercisable after the expiration of five (5) years from the date it was granted.

(iii) Exercise Price. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

(iv) Vesting. Each Director Option shall vest as to 25% of the Shares subject to such Director Option on the last day of each fiscal quarter during the Continuous Service of the Non-Employee Director who has received such Director Option; provided, however, (i) that if the Non-Employee Director who has received such Director Option is not in Continuous Service for the full fiscal quarter, then the vesting of his or her Director Option will be pro rated for the portion of the fiscal quarter that the Non-Employee Director was in Continuous Service and (ii) for the 2005 Annual Grant, 5,000 Shares subject to the Director Option shall vest each quarter for four quarters and the remaining 3,333 Shares subject to the Option shall vest as of the day prior to the 2006 Annual Meeting.

      (c)     Amendment of Director Option Grants. The Board may amend this Section without shareholder approval, including the number of shares subject to Director Options and the type of Award granted to Non-Employee Directors. In addition, the Board may, in its discretion, grant Awards to Non-Employee Directors in addition to the Awards provided for in this Section.

      9.     Certain Provisions Applicable to Awards or Sales.

      (a)     Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Plan Administrator, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Plan Administrator shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity.

      (b)     Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Plan Administrator shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Plan Administrator or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Plan Administrator (subject to Section 11(g) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Plan Administrator. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

      (c)     Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

      10.     Change in Control; Corporate Transaction.

      (a)     Change in Control.

(i) If a Change in Control occurs and as of, or within twelve (12) months after, the effective time of such Change in Control, (i) a Participant’s Continuous Service is terminated without Cause (including a termination due to death or Disability) by the Company, its successor or the successor’s parent or (ii) a Participant’s Continuous Service is terminated by the Participant with Good Reason, then, as of the date of termination of Continuous Service, the Award shall become fully vested and exercisable.

(ii) The Plan Administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any Award, including if we undergo a Change in Control. In addition, the Plan Administrator may provide in an Award agreement that the performance goals relating to any Performance Award will be deemed to have been met upon the occurrence of any Change in control.

(iii) In addition to the terms of Sections 10(a)(i) and 10(a)(ii) above, the effect of a “Change in Control,” may be provided (1) in an employment, compensation, or severance agreement, if any, between the Company or any Related Entity and the Participant, relating to the Participant’s employment, compensation, or severance with or from the Company or such Related Entity, or (2) in the agreement evidencing the Award.

      (b)     Corporate Transactions. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation shall either (i) assume or continue any or all Awards outstanding under the Plan or (ii) substitute similar stock awards for outstanding Awards (it being understood that similar awards include, but are not limited to, awards to acquire the same consideration paid to the shareholders or the Company, as the case may be, pursuant to the Corporate Transaction). The Administrator, in its discretion and without the consent of any Participant, may (but is not obligated to) either (i) accelerate the vesting of all Awards (and, if applicable, the time at which such Awards may be exercised) in full or as to some percentage of the Award to a date prior to the effective time of such Corporate Transaction as the Administrator shall determine (contingent upon the effectiveness of each Corporate Transaction) or (ii) provide for a cash payment in exchange for the termination of an Award or any portion thereof where such cash payment is equal to the Fair Market Value of the Shares that the Participant would receive if the Award were fully vested and exercised (if applicable) as of such date (less any applicable exercise price). The Administrator, in its sole discretion, shall determine whether each Award is assumed, continued or substituted.

      Notwithstanding the foregoing, with respect to Restricted Stock and any other Award granted under the Plan that the Company has any reacquisition or repurchase rights, the reacquisition or repurchase rights for such Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company) in connection with such Corporate Transaction. In addition, the Administrator, in its discretion, may (but is not obligated to) provide that any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse in whole or in part (contingent upon the effectiveness of the Corporate Transaction).

      (c)     Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service.

      11.     General Provisions.

      (a)     Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Plan Administrator, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Plan Administrator, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

      (b)     Limits on Transferability; Beneficiaries.

(i) General. Except as provided in the Award agreement, a Participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

(ii) Permitted Transfer of Option. The Plan Administrator, in its sole discretion, may permit the transfer of an Option (but not an Incentive Stock Option, or any other right to purchase Stock other than an Option) as follows: (A) by gift to a member of the Participant’s Immediate Family or (B) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Participant. For purposes of this Section 11(b)(ii), “Immediate Family” shall mean the Participant’s spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. If a determination is made by counsel for the Company that the restrictions contained in this Section 11(b)(ii) are not required by applicable federal or state securities laws under the circumstances, then the Committee or Board, in its sole discretion, may permit the transfer of Awards (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) to one or more Beneficiaries or other transferees during the lifetime of the Participant, which may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent permitted by the Plan Administrator pursuant to the express terms of an Award agreement

(subject to any terms and conditions which the Plan Administrator may impose thereon, and further subject to any prohibitions and restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Plan Administrator, and to any additional terms and conditions deemed necessary or appropriate by the Plan Administrator.

      (c)     Adjustments.

(i) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Plan Administrator to be appropriate, then the Plan Administrator shall, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (B) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Plan Administrator determines to be appropriate.

(ii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted under Section 7(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

      (d)     Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Plan Administrator may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

      (e)     Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants. Any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders if such shareholder approval is deemed necessary and advisable by the Board. However, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuance or termination of the Plan may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Plan Administrator may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such action may materially and adversely affect the rights of such Participant under such Award.

      (f)     Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

      (g)     Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Plan Administrator may specify and in accordance with applicable law.

      (h)     Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

      (i)     Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Plan Administrator shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

      (j)     Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Arizona without giving effect to principles of conflicts of laws, and applicable federal law.

      (k)     Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable Nasdaq requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event shareholder approval is not obtained. The Plan shall terminate no later than 10 years from the date of the later of (x) the Effective Date and (y) the date an increase in the number of shares reserved for issuance under the Plan is approved by the Board (so long as such increase is also approved by the shareholders).

ZILA, INC.

MR A SAMPLE
DESIGNATION (IF ANY)
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MMMMMMMMMMMM

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
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☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card — Common

Election of Directors   PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1. The Board of Directors recommends a vote FOR the listed board nominees.

	For	Withhold		For	Withhold
01 — Morris C. Aaron	☐	☐	05 — Michael S. Lesser	☐	☐
02 — Douglas D. Burkett, Ph.D.	☐	☐	06 — John Edward Porter	☐	☐
03 — Leslie H. Green	☐	☐	07 — S. Timothy Rose, D.D.S.	☐	☐
04 — Christopher D. Johnson	☐	☐

Other Matters
The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain
2. Approval of the Zila, Inc. Amended and Restated 1997 Stock
Award Plan.	☐	☐	☐

	For	Against	Abstain
3. In their discretion, the Proxies are authorized to vote upon such
other business as may properly come before the meeting.	☐	☐	☐

Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — ZILA, INC.

The undersigned hereby appoints Morris C. Aaron, Douglas D. Burkett, Ph.D., and Christopher D. Johnson, and each of them, proxy for the undersigned, with power of substitution to vote all the shares of Common Stock of Zila, Inc. held of record by the undersigned on October 22, 2004, at the Annual Meeting of Shareholders to be held at the Pointe South Mountain Resort, 7777 S. Pointe Parkway West, Phoenix, AZ 85044, on Thursday, December 16, 2004 at 9:00 a.m. Mountain Standard Time and at any adjournment thereof, upon the matters designated below and as more fully set forth in the Proxy Statement and for the transaction of such business as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

(Please date and sign on the reverse side)

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 5:30 p.m., Standard Time, on December 15, 2004.
THANK YOU FOR VOTING

ZILA, INC.

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

MMMMMMMMMMMM

000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card — ESPP PLAN

Election of Directors       PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1. The Board of Directors recommends a vote FOR the listed board nominees.

	For	Withhold		For	Withhold
01 — Morris C. Aaron	☐	☐	05 — Michael S. Lesser	☐	☐
02 — Douglas D. Burkett, Ph.D.	☐	☐	06 — John Edward Porter	☐	☐
03 — Leslie H. Green	☐	☐	07 — S. Timothy Rose, D.D.S.	☐	☐
04 — Christopher D. Johnson	☐	☐

Other Matters
The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain
2. Approval of the Zila, Inc. Amended and Restated 1997 Stock
Award Plan.	☐	☐	☐

	For	Against	Abstain
3. In their discretion, the Proxies are authorized to vote upon such
other business as may properly come before the meeting.	☐	☐	☐

Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — ZILA, INC.

The undersigned hereby appoints Morris C. Aaron, Douglas D. Burkett, Ph.D., and Christopher D. Johnson, and each of them, proxy for the undersigned, with power of substitution to vote all the shares of Common Stock of Zila, Inc. held of record by the undersigned on October 22, 2004, at the Annual Meeting of Shareholders to be held at the Pointe South Mountain Resort, 7777 S. Pointe Parkway West, Phoenix, AZ 85044, on Thursday, December 16, 2004 at 9:00 a.m. Mountain Standard Time and at any adjournment thereof, upon the matters designated below and as more fully set forth in the Proxy Statement and for the transaction of such business as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

(Please date and sign on the reverse side)

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 5:30 p.m., Standard Time, on December 15, 2004.
THANK YOU FOR VOTING